UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant [ ]

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[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

CHROMADEX CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ChromaDex Corporation
10005 Muirlands Blvd, Suite G
Irvine, CA 92618

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 4, 2015

*, 2015
To the stockholders of ChromaDex Corporation:

Notice is hereby given that the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of ChromaDex Corporation, a Delaware corporation (the “Company”) will be held on June 4, 2015, at 9:00 am local time, at 10005 Muirlands Blvd, Suite G, Irvine, CA 92618 for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):

(1)	To elect seven directors;
(2)
To approve an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) to 200,000,0000 from 150,000,000;

(3)	To ratify the appointment of Marcum LLP as the Company's independent registered public accounting firm for the year ending January 2, 2016;
(4)
To authorize the Board, without further action of the stockholders, to amend the Company’s Certificate of Incorporation to implement a reverse stock split of its capital stock, at a ratio within the range of 1-for-2 to 1-for-6 at any time prior to June 4, 2016;

(5)	To approve, on an advisory basis, the compensation of the Company's named executive officers;
(6)	To recommend, on an advisory basis, a three-year frequency with which the Company should conduct future stockholder advisory votes on named executive officer compensation;
(7)
To authorize the adjournment of the Annual Meeting if necessary or appropriate, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the foregoing proposals; and

(8)	To transact other business that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

Pursuant to the bylaws of the Company, the Board of Directors has fixed the close of business on April 10, 2015 as the record date (the “Record Date”) for determination of stockholders entitled to notice and to vote at the Annual Meeting and any adjournment thereof. Holders of the Company’s Common Stock are entitled to vote at the Annual Meeting.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide our beneficial owners and stockholders of record access to our proxy materials over the Internet. Beneficial owners are stockholders whose shares are held in the name of a broker, bank or other agent (i.e., in “street name”). Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed on or about *, 2015 to our beneficial owners and stockholders of record who owned our Common Stock at the close of business on April 10, 2015. Beneficial owners and stockholders of record will have the ability to access the proxy materials on a website referred to in the Notice or request a printed set of the proxy materials be sent to them by following the instructions in the Notice. Beneficial owners and stockholders of record who have previously requested to receive paper copies of our proxy materials will receive paper copies of the proxy materials instead of a Notice.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote your shares by promptly completing, signing and returning the enclosed proxy card using the enclosed envelope. The enclosed envelope requires no postage if mailed within the United States. You may also vote your shares over telephone or the internet in accordance with the instructions on the proxy card. Any stockholder attending the Annual Meeting may vote in person, even if you have already returned a proxy card or voting instruction card.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Stephen Allen
Chairman of the Board

ChromaDex Corporation
10005 Muirlands Blvd, Suite G
Irvine, CA 92618

PROXY STATEMENT
FOR
2015 ANNUAL MEETING OF STOCKHOLDERS
JUNE 4, 2015

The enclosed proxy is solicited by the board of directors (“Board of Directors”) of ChromaDex Corporation (the “Company”), in connection with the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company, to be held on June 4, 2015, at 9:00 am local time, at 10005 Muirlands Blvd, Suite G, Irvine, CA 92618.

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

(1)	To elect seven directors;
(2)
To approve an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) to 200,000,0000 from 150,000,000;

(3)	To ratify the appointment of Marcum LLP as the Company's independent registered public accounting firm for the year ending January 2, 2016;
(4)
To authorize the Board, without further action of the stockholders, to amend the Company’s Certificate of Incorporation to implement a reverse stock split of its capital stock, at a ratio within the range of 1-for-2 to 1-for-6 at any time prior to June 4, 2016;

(5)	To approve, on an advisory basis, the compensation of the Company's named executive officers;
(6)	To recommend, on an advisory basis, a three-year frequency with which the Company should conduct future stockholder advisory votes on named executive officer compensation;
(7)
To authorize the adjournment of the Annual Meeting if necessary or appropriate, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the foregoing proposals; and

(8)	To transact other business that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

The Board of Directors has fixed the close of business on April 10, 2015 as the record date (the “Record Date”) for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide our beneficial owners and stockholders of record access to our proxy materials over the Internet. Beneficial owners are stockholders whose shares are held in the name of a broker, bank or other agent (i.e., in “street name”). Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed on or about *, 2015 to our beneficial owners and stockholders of record who owned our Common Stock at the close of business on April 10, 2015. Beneficial owners and stockholders of record will have the ability to access the proxy materials on a website referred to in the Notice or request a printed set of the proxy materials be sent to them by following the instructions in the Notice. Beneficial owners and stockholders of record who have previously requested to receive paper copies of our proxy materials will receive paper copies of the proxy materials instead of a Notice.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 4, 2015: THE NOTICE, PROXY STATEMENT, PROXY CARD AND THE ANNUAL REPORT ARE AVAILABLE AT WWW.CHROMADEX.COM, INVESTOR RELATIONS SECTION.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why did I Receive in the Mail a Notice of Internet Availability of Proxy Materials this Year instead of a Full Set of Proxy Materials?

We are pleased to take advantage of the SEC rule that allows companies to furnish their proxy materials over the Internet. Accordingly, we have sent to our beneficial owners and stockholders of record a Notice of Internet Availability of Proxy Materials. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the Notice. Our stockholders may request to receive proxy materials in printed form by mail or electronically on an ongoing basis. A stockholder’s election to receive proxy materials by mail or electronically by email will remain in effect until the stockholder terminates its election.

Why did I Receive a Full Set of Proxy Materials in the Mail instead of a Notice of Internet Availability of Proxy Materials?

We are providing paper copies of the proxy materials instead of a Notice to our beneficial owners or stockholders of record who have previously requested to receive paper copies of our proxy materials. If you are a beneficial owner or stockholder of record who received a paper copy of the proxy materials, and you would like to reduce the environmental impact and the costs incurred by us in mailing proxy materials, you may elect to receive all future proxy materials electronically via email or the Internet.

You can choose to receive future proxy materials electronically by sending an electronic mail message to info@islandstocktransfer.com or call 787-289-0010. Your choice to receive proxy materials electronically will remain in effect until you instruct us otherwise.

The SEC has enacted rules that permit us to make available to stockholders electronic versions of the proxy materials even if the stockholder has not previously elected to receive the materials in this manner. We have chosen this option in connection with the Annual Meeting with respect to both our beneficial owners and stockholders of record.

I Share an Address with Another Stockholder, and We Received Only One Paper Copy of the Proxy Materials. How May I Obtain An Additional Copy of the Proxy Materials?

The Company has adopted a procedure called “householding,” which the SEC has approved. Under this procedure, the Company is delivering a single copy of the Notice to multiple stockholders who share the same address unless the Company has received contrary instructions from one or more of the stockholders. This procedure reduces the Company’s printing and mailing costs, and the environmental impact of the Company’s annual meetings. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, the Company will deliver promptly a separate copy of the Notice and other Proxy Materials to any stockholder at a shared address to which the Company delivered a single copy of any of these documents.

To receive a separate copy of the Notice, stockholders may write or speak to the Company at the following address and phone number:

ChromaDex Corporation
10005 Muirlands Blvd, Suite G
Irvine, CA 92618
Attention: Corporate Secretary
Telephone: 949-419-0288

 Stockholders who hold shares in “street name” (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Who Is Entitled to Vote?

Our Board has fixed the close of business on April 10, 2015 as the Record Date for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.  Each share of the Company’s common stock represents, one vote that may be voted on each proposal that may come before the Annual Meeting (the “Voting Capital”). On the Record Date, there were * shares of Common Stock outstanding.

What Is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, Island Stock Transfer, you are the “record holder” of those shares.  If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.”  If your shares are held in street name, these proxy materials have been forwarded to you by that organization.  As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who May Attend the Meeting?

Record holders and beneficial owners may attend the Annual Meeting.  If your shares are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date.

How Do I Vote?

Stockholders of Record

For your convenience, our record holders have four methods of voting:

1.  Vote by Internet. The website address for Internet voting is on your vote instruction form.

2.  Vote by mail.  Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

3. Vote by telephone. You may vote by proxy by calling the toll free number found on the vote instruction form.

4. Vote in person. Attend and vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name

For your convenience, our beneficial owners have four methods of voting:

1. Vote by Internet. The website address for Internet voting is on your vote instruction form.

2. Vote by mail.  Mark, date, sign and mail promptly your vote instruction form (a postage-paid envelope is provided for mailing in the United States).

3. Vote by telephone. You may vote by proxy by calling the toll free number found on the vote instruction form.

4. Vote in person. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Annual Meeting.

If you vote by Internet or by telephone, please DO NOT mail your proxy card.

All shares entitled to vote and represented by a properly completed and executed proxy received before the meeting and not revoked will be voted at the Annual Meeting as you instruct in a proxy delivered before the Annual Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed proxy will be voted as the Board recommends on each of the enumerated proposals and with regard to any other matters that may be properly presented at the Annual Meeting and all matters incident to the conduct of the meeting. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares. All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Is My Vote Confidential?

Yes, your vote is confidential. Only the following persons have access to your vote: the inspector of elections, individuals who help with processing and counting your votes, and persons who need access for legal reasons.  Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board of Directors.

What Constitutes a Quorum?

To carry on business at the Annual Meeting, we must have a quorum.  A quorum is present when a majority of the shares entitled to vote, as of the Record Date, are represented in person or by proxy.  Thus, holders of the Voting Capital representing at least * votes must be represented in person or by proxy to have a quorum.  Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  Shares owned by us are not considered outstanding or considered to be present at the Annual Meeting.  If there is not a quorum at the Annual Meeting, our stockholders may adjourn the meeting.

What is a Broker Non-Vote?

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares.  If you do not provide voting instructions, your shares will not be voted on any non-routine proposal.  This vote is called a “broker non-vote.”  If you sign your proxy card but do not provide instructions on how your broker should vote, your broker will vote your shares as recommended by our Board.  Broker non-votes are not included in the tabulation of the voting results of any of the proposals and, therefore, do not effect these proposals.

Except for the ratification of the appointment of Marcum LLP, brokers cannot use discretionary authority to vote shares on other proposals to be considered at the Annual Meeting if they have not received instructions from their clients.  Please submit your vote instruction form so your vote is counted.

Which Proposals Are Considered “Routine” or “Non-Routine”?

With the exception of Proposal 3, the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending January 2, 2016, all of the proposals to be voted upon at our 2015 Annual Meeting are considered non-routine. Please note, however, that the proposals regarding the approval of executive compensation and the frequency of holding such an advisory vote are advisory only and will not be binding. The results of the votes on those two advisory proposals will be taken into consideration by the Company’s Board of Directors when making future decisions regarding these matters.

What is an Abstention?

An abstention is a stockholders affirmative choice to decline to vote on a proposal.  Abstentions are not included in the tabulation of the voting results of any of the proposals and, therefore, do not affect these proposals.

How Many Votes Are Needed for Each Proposal to Pass?
Proposal	Vote Required	Broker Discretionary Vote Allowed

Election of seven (7) members to our Board of Directors	Plurality of the votes cast (the seven directors receiving the most “For” votes)	No
Approval of an amendment to the Certificate of Incorporation to increase the authorized number of shares of Common Stock to 200,000,000 from 150,000,000	A majority of the shares of Voting Capital outstanding	No

Ratification of the Appointment of Marcum LLP as our Independent Registered Public Accounting Firm for our Fiscal Year Ending January 2, 2016	A majority of the votes cast	Yes

Approval of an amendment to the Certificate of Incorporation to effect a reverse split in a range of not less than one for two and not more than one for six, in the sole discretion of the Board of Directors, on or before June 4, 2016
	A majority of the shares of Voting Capital outstanding	No

Approval, on an advisory basis, the compensation of the Company’s named executive officers	A majority of the votes cast	No

Approval, on an advisory basis, a three-year frequency for holding an advisory vote on executive compensation	A majority of the votes cast	No

What Are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees.  With regard to other proposals, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal.  You should specify your respective choices on the accompanying proxy card or your vote instruction form.

All shares represented by proxy will be voted at the Annual Meeting in accordance with the choices specified on the proxy, and where no choice is specified, in accordance with the recommendations of the Board of Directors. Thus, where no choice is specified, the proxies will be voted for the election of directors, for the approval of an amendment to the Certificate of Incorporation to increase the authorized number of shares of Common Stock to 200,000,000 from 150,000,000, for ratification of the appointment of an independent registered public accounting firm, for the approval of an amendment to the Certificate of Incorporation to effect the reverse stock split, for the approval of executive compensation and for an advisory vote on executive compensation every three years.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote at any time before it is voted by giving written notice to the Secretary of the Company, by delivering a properly completed, later-dated proxy card or vote instruction form or by voting in person at the Annual Meeting.  All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: ChromaDex Corporation, 10005 Muirlands Blvd, Suite G, Irvine, CA 92618, Attention: Secretary.

Who Is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us.  In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person.  Such persons will receive no compensation for their services other than their regular salaries.  Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

Do I Have Dissenters’ Rights of Appraisal?

The Company’s stockholders do not have appraisal rights under Delaware law or under the governing documents of the Company with respect to the matters to be voted upon at the Annual Meeting.

How can I find out the Results of the Voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file within four business days of the meeting.

What Is the Deadline to Propose Actions for Consideration or to Nominate Individuals to Serve as Directors at the 2016 Annual Meeting?

Requirements for Stockholder Proposals to Be Considered for Inclusion in the Company’s Proxy Materials. Any appropriate proposal submitted by a stockholder and intended to be presented at the 2016 Annual Meeting must be submitted in writing to the Company’s Secretary at 10005 Muirlands Blvd, Suite G, Irvine, CA 92618, and received no later than December 11, 2015, to be includable in the Company’s Proxy Statement and related proxy for the 2016 Annual Meeting. A stockholder proposal will need to comply with the SEC regulations under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Although the Board of Directors will consider stockholder proposals, we reserve the right to omit from our Proxy Statement, or to vote against, stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

Requirements for Stockholder Proposals to Be Brought Before the 2016 Annual Meeting of Stockholders and Director Nominations.  Stockholders intending to present a proposal at the 2016 Annual Meeting of Stockholders but not intending to have included in the Proxy Statement and form of proxy relating to the 2016 annual meeting of stockholders, as well as any director nominations, must submit such proposals to ChromaDex Corporation, ATTN: Chief Executive Officer, 10005 Muirlands Blvd, Suite G, Irvine, CA 92618, no early than March 7, 2016 and no later than April 4, 2016.

What Interest Do Officers and Directors Have in Matters to Be Acted Upon?

Members of the board of directors and executive officers of the Company do not have any interest in any other Proposal that is not shared by all other stockholders of the Company, other than Proposal 1, the election to our board of the seven nominees set forth herein and Proposals 5 and 6, to the extent such proposals are on a non-binding advisory basis.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of April 10, 2015, there were approximately * shares of our Common Stock outstanding.   The following table sets forth certain information regarding our Common Stock, beneficially owned as of April 10, 2015, by each person known to us to beneficially own more than 5% of our Common Stock, each executive officer and director, and all directors and executive officers as a group.  We calculated beneficial ownership according to Rule 13d-3 of the Exchange Act as of that date.  Shares issuable upon exercise of options or warrants that are exercisable or convertible within 60 days after April 10, 2015 are included as beneficially owned by the holder.  Beneficial ownership generally includes voting and dispositive power with respect to securities.  Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole dispositive power with respect to all shares beneficially owned.

Name of Beneficial Owner (1)	Shares of Common Stock Beneficially Owned (2)	Aggregate Percentage Ownership

Dr. Phillip Frost (3)	15,252,937	14.22%
Michael Brauser (4)	8,738,088	8.13%
Barry Honig (5)	8,420,216	7.83%
Black Sheep, FLP (6)	6,225,155	5.80%
Directors
Stephen Allen (7)	275,625	*
Stephen Block (8)	570,606	*
Reid Dabney (9)	633,533	*
Hugh Dunkerley (10)	490,150	*
Mark S. Germain (11)	755,399	*
Glenn L. Halpryn (12)	1,539,487	1.43%
Frank L. Jaksch Jr. (13)	11,585,344	10.47%
Named Executive Officers
Frank L. Jaksch Jr., Chief Executive Officer	(See above)
Thomas C. Varvaro, Chief Financial Officer (14)	2,253,053	2.07%
Troy Rhonemus, Chief Operating Officer (15)	352,500	*
All directors and executive officers as a group
(7 Directors plus Chief Financial Officer
and Chief Operating Officer) (16)	18,455,698	15.96%

*           Represents less than 1%.

(1)
Addresses for the beneficial owners listed are: Dr. Phillip Frost, 4400 Biscayne Blvd., Suite 1500, Miami, FL 33137; Michael Brauser, 4400 Biscayne Blvd., Suite 850, Miami, FL 33137; Barry Honig, 555 South Federal Highway, #450, Boca Raton, FL 33432; and Black Sheep, FLP 6 Palm Hill Drive, San Juan Capistrano, CA  92675.

(2)
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or dispositive power with respect to shares beneficially owned. Unless otherwise specified, reported ownership refers to both voting and dispositive power. Shares of Common Stock issuable upon the conversion of stock options or the exercise of warrants within the next 60 days are deemed to be converted and beneficially owned by the individual or group identified in the Aggregate Percentage Ownership column.

(3)
Includes 5,852,937 shares of Common Stock held by Frost Gamma Investments Trust and 9,400,000 shares of Common Stock held by Phillip and Patricia Frost Philanthropic Foundation, Inc. Dr. Phillip Frost is the trustee of Frost Gamma Investments Trust.  Frost Gamma Limited Partnership is the sole and exclusive beneficiary of Frost Gamma Investments Trust.  Dr. Frost is one of two limited partners of Frost Gamma Limited Partnership. The general partner of Frost Gamma Limited Partnership is Frost Gamma, Inc. and the sole shareholder of Frost Gamma, Inc. is Frost-Nevada Corporation.  Dr. Frost is also the sole shareholder of Frost-Nevada Corporation. Dr. Phillip Frost is President of Phillip and Patricia Frost Philanthropic Foundation, Inc.  Dr. Frost is a stockholder and chairman of the board of Ladenburg Thalmann Financial Services, Inc. (NYSE:LTS), parent company of Ladenburg Thalmann & Co., Triad Advisors, Inc. and Investacorp Inc., each registered broker-dealers.

(4)
Direct ownership of (i) 1,143,498 shares of Common Stock; and (ii) through Michael & Betsy Brauser TBE, 3,626,428 shares of Common Stock.  Indirect ownership through (i) 628,570 Shares held by Grander Holdings, Inc. 401K Profit Sharing Plan of which Mr. Brauser is a trustee; (ii) 342,857 Shares held by the Brauser 2010 GRAT of which Mr. Brauser is a trustee; (iii) 342,857 Shares held by Birchtree Capital, LLC of which Mr. Brauser is the manager; (iv) 1,692,856 Shares held by BMB Holdings, LLLP of which Mr. Brauser is the manager of its general partner; and (v) 714,284 Shares held by Betsy Brauser Third Amended Trust Agreement beneficially owned by Mr. Brauser's spouse which are disclaimed by him.  Includes 246,738 stock options exercisable within 60 days.

(5)
Direct ownership of 4,824,959 shares of Common Stock.  Indirect ownership includes (i) 230,000 Shares owned by GRQ Consultants, Inc. Defined Benefits Plan for the benefit of Mr. Honig; (ii) 966,786 Shares owned by GRQ Consultants, Inc. 401K of which Mr. Honig is the beneficiary; (iii) 2,103,571 Shares owned by GRQ Consultants Inc. Roth 401K FBO Renee Honig, Mr. Honig's spouse, of which Mr. Honig has voting and investment power and disclaims beneficial ownership; and (iv) 89,900 shares owned by GRQ Consultants, Inc., of which Mr. Honig is the President.  Includes 205,000 stock options exercisable within 60 days.

(6)
Black Sheep, FLP is a family limited partnership the co-general partners of which are Frank L. Jaksch, Jr. and Tricia Jaksch and the sole limited partners of which are Frank L. Jaksch, Jr., Tricia Jaksch and the Jaksch Family Trust.

(7)	Includes 275,625 stock options exercisable within 60 days.

(8)	Includes 520,606 stock options exercisable within 60 days.

(9)	Includes 623,533 stock options exercisable within 60 days.

(10)	Includes 480,150 stock options exercisable within 60 days.

(11)
Includes 745,399 stock options exercisable within 60 days. Does not include 2,053,995 shares beneficially owned by Margery Germain, who is Mr. Germain’s wife, as Mr. Germain does not share voting or dispositive control over those shares.

(12)
Direct ownership of 10,000 shares of Common Stock.  Indirect ownership through IVC Investors, LLLP (in which Glenn Halpryn has an interest) of 1,271,428 shares of Common Stock. Glenn Halpryn disclaims beneficial ownership of these shares except to the extent of any pecuniary interest therein. Includes 258,059 stock options exercisable within 60 days.

(13)
Includes 1,429,000 shares owned by the FMJ Family Limited Partnership, beneficially owned by Frank L Jaksch Jr. because Mr. Jaksch Jr. has shared voting power for such shares. Includes 6,225,155 shares owned by Black Sheep, FLP beneficially owned by Mr. Jaksch Jr. because he has shared voting power and shared dispositive power for such shares. Includes 594,165 shares directly owned by Mr. Jaksch Jr. Includes 3,337,024 stock options exercisable within 60 days.

(14)	Includes 1,746,053 stock options exercisable within 60 days.

(15)
Direct ownership of 5,000 shares of Common Stock.  Indirect ownership through Toni Rhonemus IRA of 10,000 shares beneficially owned by Toni Rhonemus who is Mr. Rhonemus’ wife.  Includes 337,500 stock options exercisable within 60 days.

(16)	Includes 8,323,950 stock options exercisable within 60 days.

MANAGEMENT AND CORPORATE GOVERNANCE

Executive Officers

The names of our executive officers and their ages, positions, and biographies as of April 10, 2015 are set forth below. Mr. Jaksch’s background is discussed under the section Nominees for Election to Board of Directors.

Name	Age	Position
Frank Jaksch, Jr.	46	Chief Executive Officer and Director
Thomas Varvaro	45	Chief Financial Officer
Troy Rhonemus	42	Chief Operating Officer

Thomas C. Varvaro, 45, has served as the Company’s Chief Financial Officer since January 2004 and Secretary since March 2006.  He also served as a director from March 2006 until May 2010.  Mr. Varvaro is responsible for overseeing all of Company’s operations including all aspects of accounting, information technology, inventory, distribution, and human resources management.  Mr. Varvaro has extensive process mapping and business process improvement skills, along with a solid information technology background that includes management and implementation experiences ranging from custom application design to enterprise wide system deployment.  Mr. Varvaro also has hands-on experience in integrating acquisitions and in new facility startups. In working with manufacturing organizations Mr. Varvaro has overseen plant automation, reporting and bar code tracking implementations. Mr. Varvaro also has broad legal experience in intellectual property (IP), contract and employment law.  From 1998 to 2004, Mr. Varvaro was employed by Fast Heat Inc., a Chicago, Illinois based Global supplier to the plastics, HVAC, packaging, and food processing industries, where he began as controller and was promoted to chief information officer and then chief financial officer during his tenure. During his time there Mr. Varvaro was responsible for all financial matters including accounting, risk management and human resources.  From 1993 to 1998, Mr. Varvaro was employed by Leaf Bakery, Inc., Chicago, Illinois, during its rise to becoming a national leader in specialty products. During his tenure Mr. Varvaro served in information technology and accounting roles, helping to shepherd the company from a single facility to national leader in specialty food products.  Mr. Varvaro has a B.S. in Accounting from University of Illinois, Urbana-Champaign and has been certified as a Certified Public Accountant.

Troy Rhonemus, 42, has served as the Company’s Chief Operating Officer since March 2014 and a Director of New Technology and Supply Chain from January 2013 to February 2014.  Mr. Rhonemus is responsible for overseeing all of Company’s operations including all aspects of sales, marketing, supply chain management, distribution, and new technology development.  Mr. Rhonemus also consults with customers to improve the supply chain management of raw materials to meet government regulations, which includes developing supply chain strategies, auditing manufacturers and developing an understanding of how to manage supplies from countries outside the Unites States.  Mr. Rhonemus has extensive experience in managing operations and supply chain, business strategies, and the roll-out of new processes, technologies and products.  From 2006 to 2012, Mr. Rhonemus held several positions at Cargill, Inc.  As Truvia® Business Process Manager, he served as the product line lead for managing the operations and supply chain of the Truvia® enterprise from leaf to consumer products.  As Technology Manger, Mr. Rhonemus served as technical lead for process and product development for Truvia® consumer products and ingredient business.  From 2004 to 2006, Mr. Rhonemus served as Principal Research Scientist at E&J Gallo Winery, where he developed experimental designs to ensure that all project work was statistically valid in the lab, pilot and production wineries.  From 1998 to 2004, Mr. Rhonemus served as Senior Research Scientist and as Process Technology Manager at Cargill, Inc.  In these positions, Mr. Rhonemus solved technical problems and implemented new technologies into production.  He identified potential tolling facilities, coordinated tolling efforts, directly supervised and developed new processes and solved technical issues in existing business units in Cargill.  Mr. Rhonemus has earned a M.A. in Chemistry and a B.S. in Chemistry from Ball State University.

 Code of Conduct

The Board has established a corporate Code of Conduct which qualifies as a “code of ethics” as defined by Item 406 of Regulation S-K of the Exchange Act. Among other matters, the Code of Conduct is designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

•	compliance with applicable governmental laws, rules and regulations;

•	prompt internal reporting of violations of the Code of Conduct to appropriate persons identified in the code; and

•	accountability for adherence to the Code of Conduct.

Waivers to the Code of Conduct may be granted only by the Board. In the event that the Board grants any waivers of the elements listed above to any of our officers, we expect to announce the waiver within four business days on a Current Report on Form 8-K.

The Code of Conduct applies to all of the Company’s employees, including our principal executive officer, the principal financial and accounting officer, and all employees who perform these functions. A full text of our Code of Conduct is published on our website at www.chromadex.com under the tab “Investor Relations-Corporate Governance-Highlights.”  If we amend our Code of Conduct as it applies to the principal executive officer, principal financial officer, principal accounting officer or controller (or persons performing similar functions) or grant a waiver from any provision of the code of conduct to any such person, we shall disclose such amendment or waiver on our website at www.chromadex.com under the tab “Investor Relations-Corporate Governance-Highlights.”

Public Availability of Corporate Governance Documents

Our key corporate governance documents, including our Code of Conduct and the charters of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are:

•	available on our corporate website at www.chromadex.com; and

•	available in print to any stockholder who requests them from our corporate secretary.

Director Attendance

The Board held 4 meetings during 2014. Each director attended at least 75% of Board meetings and meetings of the committees on which he served.

Board Qualification and Selection Process

The Nominating and Corporate Governance Committee does not have a specific written policy or process regarding the nominations of directors, nor does it maintain minimum standards for director nominees. However, the Nominating and Corporate Governance Committee does consider the knowledge, experience, integrity and judgment of potential candidates for nominations to the Board.  The Nominating and Corporate Governance Committee will consider persons recommended by stockholders for nomination for election as directors. The Nominating and Corporate Governance Committee will consider and evaluate a director candidate recommended by a stockholder in the same manner as a committee-recommended nominee. Stockholders wishing to recommend director candidates must follow the prior notice requirements as described herein.

Board Leadership Structure and Risk Oversight

The leadership of the Board is structured so that it is led by non-executive Chairman, Stephen Allen.  The Nominating and Corporate Governance Committee believes it is in the best interest of the Company to have an independent director as Chairman of the Board considering past experience of Mr. Allen, who has an extensive business and management expertise in food and nutrition industry.

The entire Board of Directors is responsible for oversight of our Company’s risk management process.  Management furnishes information regarding risk to the Board as requested.  The Audit Committee discusses risk management with the Company’s management and independent public accountants as set forth in the Audit Committee’s charter.  The Compensation Committee reviews the compensation programs of the Company to make sure economic incentives are tied to the long-term interests of the stockholders.  The Company believes that innovation and the building of long-term stockholder value are impossible without taking risks. We recognize that imprudent acceptance of risk and the failure to identify risks could be a detriment to stockholder value.  The executive officers of the Company are responsible for assessing these risks on a day-to-day basis and for how to best identify, manage and mitigate significant risks that the Company may face.

Board Committees

The Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Other committees may be established by the Board from time to time. The following is a description of each of the committees and their composition

Audit Committee

Our Audit Committee currently consists of three directors: Messrs. Reid Dabney (chairman), Stephen Block and Glenn L. Halpryn. The Board has determined that:

•	Mr. Dabney qualifies as an “audit committee financial expert,” as defined by the SEC in Item 407(d)(5) of Regulation S-K; and

•
all members of the Audit Committee (i) are “independent” under the independence requirements of Marketplace Rule 5605(a)(2) of the NASDAQ Stock Market, Inc., (ii) meet the criteria for independence as set forth in the Exchange Act, (iii) have not participated in the preparation of our financial statements at any time during the past three years and (iv) are financially literate and have accounting and finance experience.

The designation of Mr. Dabney as an “audit committee financial expert” will not impose on him any duties, obligations or liability that are greater than those that are generally imposed on him as a member of our Audit Committee and our Board, and his designation as an “audit committee financial expert” will not affect the duties, obligations or liability of any other member of our Audit Committee or Board.

Compensation Committee

Our Compensation Committee currently consists of three directors: Messrs. Stephen Block (chairman), Hugh Dunkerley and Stephen Allen.  The Board has determined that:

•	all members of the Compensation Committee qualify as “independent” under the independence requirements of Marketplace Rule 5605(a)(2) of the NASDAQ Stock Market, Inc.;

•	all members of the Compensation Committee qualify as “non-employee directors” under Exchange Act Rule 16b-3; and

•	all members of the Compensation Committee qualify as “outside directors” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee currently consists of three directors: Stephen Allen (chairman), Glenn L. Halpryn and Mark S. Germain. The Board has determined that all members of the Nominating and Corporate Governance Committee qualify as “independent” under the independence requirements of Marketplace Rule 5605(a)(2) of the NASDAQ Stock Market, Inc.

 Stockholder Communication

Any stockholder may communicate in writing by mail at any time with the entire Board of Directors or any individual director (addressed to “Board of Directors” or to a named director), c/o ChromaDex Corporation, ATTN: Chief Financial Officer, 10005 Muirlands Blvd, Suite G, Irvine, CA 92618. All communications will be promptly relayed to the appropriate Directors. The Corporate Secretary will coordinate all responses.

Policy Regarding Attendance at Annual Meetings of Stockholders

The Company does not have a policy with regard to Board members’ attendance at annual meetings.

Director Independence

Under the NASDAQ Stock Market Marketplace Rules, a director will only qualify as an independent director if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that each of Stephen Allen, Stephen Block, Reid Dabney, Hugh Dunkerley, Mark S. Germain and Glenn L. Halpryn has no material relationship with our Company and is independent within the independence requirements of Marketplace Rule 5605(a)(2) of the NASDAQ Stock Market, Inc. Frank L. Jaksch Jr. does not meet the independence standards because of he is the Chief Executive Officer of our Company.

EXECUTIVE COMPENSATION

Compensation Committee Report

Under the rules of the SEC, this Compensation Committee Report is not deemed to be incorporated by reference by any general statement incorporating its Annual Report by reference into any filings with the SEC.

The Compensation Committee has reviewed and discussed the following Compensation Discussion and Analysis with management. Based on this review and these discussions, the Compensation Committee recommended to the Board of Directors that the following Compensation Discussion and Analysis be included in its Annual Report on Form 10-K and this proxy statement.

Submitted by the Compensation Committee

Stephen A. Block, Chairman

Hugh Dunkerley

Stephen Allen

Compensation Discussion and Analysis

The following discussion and analysis of compensation arrangements of our named executive officers for 2014 should be read together with the compensation tables and related disclosures set forth below.

We believe our success depends on the continued contributions of our named executive officers. Personal relationships and experience are very important in our industry. Our named executive officers are primarily responsible for many of our critical business development relationships. The maintenance of these relationships is critical to ensuring our future success as is experience in managing these relationships. Therefore, it is important to our success that we retain the services of these individuals.

General Philosophy

Our overall compensation philosophy is to provide an executive compensation package that enables us to attract, retain and motivate executive officers to achieve our short-term and long-term business goals. The goals of our compensation program are to align remuneration with business objectives and performance, and to enable us to retain and competitively reward executive officers who contribute to the long-term success of the Company. We attempt to pay our executive officers competitively in order that we will be able to retain the most capable people in the industry. In making executive compensation and other employment compensation decisions, the Compensation Committee considers achievement of certain criteria, some of which relate to our performance and others of which relate to the performance of the individual employee. Awards to executive officers are based on achievement of Company and individual performance criteria.

The Compensation Committee will evaluate our compensation policies on an ongoing basis to determine whether they enable us to attract, retain and motivate key personnel. To meet these objectives, the Compensation Committee may from time to time increase salaries, award additional stock grants or provide other short and long-term incentive compensation to executive officers and other employees.

Compensation Program and Forms of Compensation

We provide our executive officers with a compensation package consisting of base salary, bonus, equity incentives and participation in benefit plans generally available to other employees. In setting total compensation, the Compensation Committee considers individual and company performance, as well as market information regarding compensation paid by other companies in our industry.  All executive officers have employment agreements that establish their initial base salaries and set pre-approved goals -- and minimum and maximum opportunities -- for the bonuses and equity incentive awards. Both the Compensation Committee and the Board have approved these agreements.

Base Salary. Salaries for our executive officers are initially set based on negotiation with individual executive officers at the time of recruitment and with reference to salaries for comparable positions in the industry for individuals of similar education and background to the executive officers being recruited. We also consider the individual’s experience, reputation in his or her industry and expected contributions to the Company. Base salary is regularly evaluated by competitive pay and individual job performance. In each case, we take into account the results achieved by the executive, his or her future potential, scope of responsibilities and experience, and competitive salary practices. In some circumstances our executive officers have elected to take less than market salaries.  These salaries may be increased in the future to market conditions with a competitive base salary that is in line with his or her role and responsibilities when compared to peer companies of comparable size in similar locations.

Bonuses. We design our bonus programs to be both affordable and competitive in relation to the market. Our bonus program is designed to motivate employees to achieve overall corporate goals. Our programs are designed to avoid entitlements, to align actual payouts with the actual results achieved and to be easy to understand and administer.  The Compensation Committee and the executive officer, with input from the other executive officers, work together to identify targets and goals for the executive officer; however, the targets and goals themselves are established after deliberation by the Compensation Committee alone. Upon completion of the fiscal year, the Compensation Committee assesses the executive officer’s performance and, with input from management and the Board, determines the achievement of the bonus targets and the amount to be awarded within the parameters of the executive officer’s agreement with us subject to the impact paying such bonuses will have on the Company’s financial position.

Equity-Based Rewards

We design our equity programs to be both affordable and competitive in relation to the market. We monitor the market and applicable accounting, corporate, securities and tax laws and regulations and adjust our equity programs as needed. Stock options and other forms of equity compensation are designed to reflect and reward a high level of sustained individual performance over time. We design our equity programs to align employees’ interests with those of our stockholders. The Compensation Committee and the executive officer, with input from the other executive officers, work together to identify targets and goals for the executive officer; however, the targets and goals themselves are established after deliberation by the Compensation Committee alone. Upon completion of the fiscal year, the Compensation Committee assesses the executive officer’s performance and, with input from management and the Board, determines the achievement of the vesting targets and the amount to be awarded within the parameters of the executive officer’s agreement with us.

Timing of Equity Awards

Only the Board may approve stock option grants to our executive officers, which grants are recommended to it by the Compensation Committee. Stock options are generally granted at predetermined meetings of the Board. On limited occasions, grants may occur upon unanimous written consent of the Board, which occurs primarily for the purpose of approving a compensation package for a newly hired or promoted executive under an employment agreement with the executive. The exercise price of a newly granted option is the average price of our Common Stock on the date of grant.

Benefits Programs

We design our benefits programs to be both affordable and competitive in relation to the market while conforming to local laws and practices. We monitor the market, local laws and practices and adjust our benefits programs as needed. We design our benefits programs to provide an element of core benefits, and to the extent possible, offer options for additional benefits, be tax-effective for employees in each country and balance costs and cost sharing between us and our employees.

Performance-Based Compensation and Financial Restatement

We have implemented a policy regarding retroactive adjustments to any cash or equity-based incentive compensation paid to our executives where such payments were predicated upon the achievement of certain financial results that were subsequently the subject of a financial restatement and have included this policy in the employment contracts with our executives.

Tax and Accounting Considerations

In the review and establishment of our compensation programs, we consider the anticipated accounting and tax implications to us and our executives. Section 162(m) of the Code imposes a limit on the amount of compensation that we may deduct in any one year with respect to our chief executive officer and each of our next four most highly compensated executive officers, unless certain specific and detailed criteria are satisfied. Performance-based compensation, as defined in the Code, is fully deductible if the programs are approved by stockholders and meet other requirements. We believe that grants of equity awards under our Second Amended and Restated 2007 Equity Incentive Plan, or the 2007 Plan, may qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting us to receive a federal income tax deduction, if applicable, in connection with such awards. In general, we have determined that we will not seek to limit executive compensation so that it is deductible under Section 162(m). From time to time, however, we monitor whether it might be in our interests to structure our compensation programs to satisfy the requirements of Section 162(m). We seek to maintain flexibility in compensating our executives in a manner designed to promote our corporate goals and therefore our compensation committee has not adopted a policy requiring all compensation to be deductible. Our compensation committee will continue to assess the impact of Section 162(m) on our compensation practices and determine what further action, if any, is appropriate.

Severance and Change in Control Arrangements

Several of our executives have employment and other agreements that provide for severance payment arrangements and/or acceleration of stock option vesting in the event of an acquisition or other change in control of our company. See “Employment and Consulting Agreements” below for a description of the severance and change in control arrangements for our named executive officers.

Role of Executives in Executive Compensation Decisions

The Board and our Compensation Committee generally seek input from our executive officers when discussing the performance of, and compensation levels for, executives. The Compensation Committee also works with our Chief Executive Officer and our Chief Financial Officer to evaluate the financial, accounting, tax and retention implications of our various compensation programs. None of our other executives participates in deliberations relating to his or her compensation.

Summary Compensation Table

The following table sets forth information concerning the annual and long-term compensation earned by our Chief Executive Officer (the principal executive officer), our Chief Financial Officer (the principal financial officer) and our Chief Operating Officer, each of whom served during the year ended January 3, 2015 as our executive officers.

Name	Year	Salary	Bonus	Stock Awards (1)		Option Awards (2)		All Other Compensation	Total ($)
Frank L. Jaksch Jr.	2014	$275,000	$30,000	$352,500	(3)	$138,518	(4)	-	$796,018
	2013	$225,000	$51,242	-		-		-	$276,242
	2012	$225,000	-	$172,500	(5)	$648,048	(6)	-	$1,045,697
Thomas C. Varvaro	2014	$225,000	$24,200	$352,500	(7)	$115,807	(8)	-	$717,507
	2013	$175,000	$29,891	-		-		-	$204,891
	2012	$175,000	-	$172,500	(9)	$125,702	(10)	-	$473,202
Troy A. Rhonemus(11)	2014	$179,039	-	-		$358,723	(12)	-	$537,762

(1)
The amounts in the column titled “Stock Awards” above reflect the aggregate award date fair value of restricted stock awards.  These restricted stock awards shall vest upon the earlier to occur of the following: (A) the average closing market price of the Company’s Common Stock exceeds $2.50 per share over any six month period, (B) the Company experiences a change in control, (C) the Company’s Common Stock or assets are acquired by, or the Company merges with, another entity or engages in another form of reorganization as a result of which it is not the surviving corporation, (D) service is terminated without cause for any reason, or (E) the Company’s stock is listed on a national securities exchange, but in no event would any shares vest prior to July 1, 2014.  The fair values of these restricted stock awards were based on the trading price of the Company’s Common Stock on the date of grant.

(2)
The amounts in the column titled “Option Awards” above reflect the aggregate grant date fair value of stock option awards for the fiscal year ended January 3, 2015.  See Note 10 of the ChromaDex Corporation Consolidated Financial Report included in this Form 10-K for the year ended January 3, 2015 for a description of certain assumptions in the calculation of the fair value of the Company’s stock options.

(3)	On January 2, 2014, Frank L. Jaksch Jr. was awarded 250,000 shares of restricted stock. As of January 3, 2015, these shares have not vested.

(4)
On June 18, 2014, Frank L. Jaksch Jr. was granted options to purchase 150,000 shares of ChromaDex Common Stock at an exercise price of $1.25.  These options expire on June 18, 2024 and 25% of the options vest on June 18, 2015 and the remaining 75% vest 2.083% monthly thereafter.

(5)	On June 6, 2012, Frank L. Jaksch Jr. was awarded 250,000 shares of restricted stock. As of January 3, 2015, these shares have not vested.

(6)
On August 28, 2012, Frank L. Jaksch Jr. was granted options to purchase 250,000 shares of ChromaDex Common Stock at an exercise price of $0.64.  These options expire on August 28, 2022 and 25% of the options vested on August 28, 2013 and the remaining 75% vest 2.083% monthly thereafter.  In addition, on September 15, 2012, Frank L. Jaksch Jr. was granted option awards to purchase certain number of shares of ChromaDex Common Stock at an exercise price of $0.945, on the condition that Mr. Jaksch terminates certain option awards with exercise prices of $1.50 or higher, which the Company had previously granted.  Mr. Jaksch agreed to terminate previously granted options to purchase 3,075,000 shares of ChromaDex Common Stock at exercise prices of $1.50 or higher and was newly awarded with options to purchase 1,901,418 shares of ChromaDex Common Stock at an exercise price of $0.945.  These options expire on September 15, 2022, and 33% of the options vested on September 15, 2013 and the remaining 67% vest 2.778% monthly thereafter.

(7)	On January 2, 2014, Thomas C. Varvaro was awarded 250,000 shares of restricted stock. As of January 3, 2015, these shares have not vested.

(8)
On June 18, 2014, Thomas C. Varvaro was granted options to purchase 125,000 shares of ChromaDex Common Stock at an exercise price of $1.25.  These options expire on June 18, 2024 and 25% of the options vest on June 18, 2015 and the remaining 75% vest 2.083% monthly thereafter.

(9)	On June 6, 2012, Thomas C. Varvaro was awarded 250,000 shares of restricted stock. As of January 3, 2015, these shares have not vested.

(10)
On August 28, 2012, Thomas C. Varvaro was granted options to purchase 250,000 shares of ChromaDex Common Stock at an exercise price of $0.64.  These options expire on August 28, 2022 and 25% of the options vested on August 28, 2013 and the remaining 75% vest 2.083% monthly thereafter.  In addition, on September 15, 2012, Thomas C. Varvaro was granted option awards to purchase certain number of shares of ChromaDex Common Stock at an exercise price of $0.945, on the condition that Mr. Varvaro terminates certain option awards with exercise prices of $1.50 or higher, which the Company had previously granted.  Mr. Varvaro agreed to terminate previously granted options to purchase 1,387,512 shares of ChromaDex Common Stock at exercise prices of $1.50 or higher and was newly awarded with options to purchase 863,511 shares of ChromaDex Common Stock at an exercise price of $0.945.  These options expire on September 15, 2022, and 33% of the options vested on September 15, 2013 and the remaining 67% vest 2.778% monthly thereafter.

(11)	Troy A. Rhonemus became the Company’s Chief Operating Officer on March 6, 2014.

(12)
On February 21, 2014, Troy A. Rhonemus was granted options to purchase 250,000 shares of ChromaDex Common Stock at an exercise price of $1.75.  These options expire on February 21, 2024 and 33% of the options vested on February 21, 2015 and the remaining 67% vest 2.778% monthly thereafter.  In addition, on June 18, 2014, Troy A. Rhonemus was granted options to purchase 75,000 shares of ChromaDex Common Stock at an exercise price of $1.25.  These options expire on June 18, 2024 and 25% of the options vest on June 18, 2015 and the remaining 75% vest 2.083% monthly thereafter.

Employment and Consulting Agreements

The material terms of employment agreements with the named executive officers previously entered into by the Company are described below.

Employment Agreement with Frank L. Jaksch Jr.

On April 19, 2010, the Company entered into an Amended and Restated Employment Agreement (the “Amended Jaksch Agreement”) with Frank L. Jaksch Jr. The Amended Jaksch Agreement has a three year term, beginning on the date of the Agreement, that automatically renews unless the Amended Jaksch Agreement is terminated in accordance with its terms. The Amended Jaksch Agreement provides for a base salary of $225,000 (subject to an increase of $50,000 in the event the Company’s Common Stock is listed on a stock exchange), and provides for an annual cash bonus (based on performance targets) of up to 40% of his base salary, and two option grants of 800,000 shares of Common Stock in aggregate. The option grants were awarded on May 20, 2010.

On January 2, 2014, the Board approved the recommendations of the Company’s Compensation Committee raising the annual base salary of Mr. Jaksch to $275,000 per year and raising the annual cash bonus target for Mr. Jaksch up to 50% of his base salary.  In addition, the Board approved granting 250,000 shares of the Company’s restricted stock, subject to certain vesting provisions to Mr. Jaksch.  In February 2015, the Board approved the recommendations of the Company’s Compensation Committee paying Mr. Jaksch a bonus of $85,890 for services provided to the Company during the fiscal year ending January 3, 2015.

The severance terms of the Amended Jaksch Agreement provide that in the event Mr. Jaksch’s employment with the Company is terminated voluntarily by Mr. Jaksch, he will be entitled to any accrued but unpaid base salary, any stock vested through the date of his termination and a pro-rated portion of 50% of his salary (50% of his salary being the “Maximum Annual Bonus”) for the year of termination. In addition, if Mr. Jaksch leaves the Company for “Good Reason” he will also be entitled to severance equal to the Maximum Annual Bonus, and he will be deemed to have been employed for the entirety of such year. “Good Reason” means any of the following: (A) the assignment of duties materially inconsistent with those of other employees in similar employment positions, and Mr. Jaksch provides written notice to the Company within 60 days of such assignment that such duties are materially inconsistent with those duties of such similarly-situated employees and the Company fails to release Mr. Jaksch from his obligation to perform such inconsistent duties and to re-assign Mr. Jaksch to his customary duties within 20 business days after the Company’s receipt of such notice; or (B) if, without the consent of Mr. Jaksch, Mr. Jaksch’s normal place of work is or becomes situated more than 50 linear miles from Mr. Jaksch’s personal residence as of the effective date of the Amended Jaksch Agreement, or (C) a failure by the Company to comply with any other material provision of the Amended Jaksch Agreement which has not been cured within 60 days after notice of such noncompliance has been given by Mr. Jaksch to the Company, or if such failure is not capable of being cured in such time, a cure shall not have been diligently pursued by the Company within such 60 day period. Severance will then consist of 16 weeks of paid salary, unless Mr. Jaksch signs a release, in which case he will receive compensation equal to the lesser of the remainder of the term of the agreement, or up to 12 months paid salary.

In the event Mr. Jaksch’s employment terminates as a result of his death or disability, he, or his estate, as the case may be, will be entitled to his accrued but unpaid base salary, stock vested through the date of his termination and, notwithstanding any policy of the Company to the contrary, any annual bonus that would be due to him for the fiscal year in which termination pursuant to death or disability took place in an amount no less than the prorated portion of his Maximum Annual Bonus. At the option of the Board, Mr. Jaksch’s bonus will be either prorated or paid in full to him, or his estate, as the case may be, at the time he would have received such bonus had he remained an employee of the Company.

In the event that Mr. Jaksch is terminated by the Company for “Cause” (as defined in the Amended Jaksch Agreement), he will only be entitled to his accrued but unpaid base salary, and any stock vested through the date of his termination.

In the event that Mr. Jaksch is terminated due to “Cessation of Business” (as defined in the Amended Jaksch Agreement), Mr. Jaksch will be entitled to a lump sum payment of base salary and an amount equal to the Maximum Annual Bonus, and continuation of health benefits until the earlier of the last to occur of the term or renewal term of the agreement or 12 months from the date of termination.

In the event the Company terminates Mr. Jaksch’s employment “without Cause”, Mr. Jaksch will be entitled to severance in the form of any stock vested through the date of his termination and continuation of his base salary for a period of eight weeks, or, if Mr. Jaksch enters into a standard separation agreement, Mr. Jaksch will receive continuation of base salary and health benefits, together with applicable fringe benefits as provided to other executive employees until the last to occur of the expiration of the term or renewal term then in effect or 24 months from the date of termination (the “Severance Period”), and he will receive his Maximum Annual Bonus if the Severance Period is equal to 24 months or a pro rata portion thereof if less, as well as the full vesting of any otherwise unvested stock.

Employment Agreement with Thomas C. Varvaro

On April 19, 2010, the Company entered into an Amended and Restated Employment Agreement (the “Amended Varvaro Agreement”) with Thomas C. Varvaro. The Amended Varvaro Agreement has a three year term beginning on the date of the agreement that automatically renews unless the Amended Varvaro Agreement is terminated in accordance with its terms. The Amended Varvaro Agreement provides for a base salary of $175,000 (subject to an increase of $50,000 in the event the Company’s Common Stock is listed on a stock exchange), and provides for an annual cash bonus (based on performance targets) of up to 30% of his base salary, and provides for two option grants of 400,000 shares of Common Stock in aggregate. The option grants were awarded on May 20, 2010.

On January 2, 2014, the Board approved the recommendations of the Company’s Compensation Committee raising the annual base salary of Mr. Varvaro to $225,000 per year and raising the annual cash bonus target for Mr. Varvaro up to 40% of his base salary.  In addition, the Board approved granting 250,000 shares of the Company’s restricted stock, subject to certain vesting provisions to Mr. Varvaro.  In February 2015, the Board approved the recommendations of the Company’s Compensation Committee paying Mr. Varvaro a bonus of $56,219 for services provided to the Company during the fiscal year ending January 3, 2015.

The severance terms of the Amended Varvaro Agreement provide that in the event Mr. Varvaro’s employment with us is terminated voluntarily by Mr. Varvaro he will be entitled to any accrued but unpaid base salary, any stock vested through the date of his termination and a pro-rated portion of 40% of his salary (40% of this salary being the “Maximum Annual Bonus”) for the year of termination. In addition, if Mr. Varvaro leaves the Company for Good Reason he will also be entitled to severance equal to the Maximum Annual Bonus, and he shall be deemed to have been employed for the entirety of such year. “Good Reason” means any of the following: (A) the assignment of duties materially inconsistent with those of other employees in similar employment positions, and Mr. Varvaro provides written notice to the Company within 60 days of such assignment that such duties are materially inconsistent with those duties of such similarly-situated employees and the Company fails to release Mr. Varvaro from his obligation to perform such inconsistent duties and to re-assign Mr. Varvaro to his customary duties within 20 business days after the Company’s receipt of such notice; or (B) the termination of Frank Jaksch as the Company’s Chief Executive Officer either by the Company without “Cause” or by the Mr. Jaksch for “Good Reason,” and Mr. Varvaro provides written notice within 60 days of such termination, or (C) a failure by the Company to comply with any other material provision of the Amended Varvaro Agreement which has not been cured within 60 days after notice of such noncompliance has been given by Mr. Varvaro to the Company, or if such failure is not capable of being cured in such time, a cure will not have been diligently pursued by the Company within such 60 day period. Severance will then consist of 16 weeks of paid salary, unless Mr. Varvaro signs a release, in which case he will receive compensation equal to the lesser of the remainder of his agreement or 12 months paid salary.

In the event Mr. Varvaro is terminated as a result of his death or disability he will be entitled to his accrued but unpaid base salary, stock vested through the date of his termination and, notwithstanding any policy of the Company to the contrary, any annual bonus that would be due to him for the fiscal year in which termination pursuant to death or disability took place in an amount no less than the prorated portion of his Maximum Annual Bonus. Mr. Varvaro’s bonus will be either prorated or paid in full to him, or his estate, as the case may be, at the time he would have received such bonus had he remained an employee of the Company.

In the event that Mr. Varvaro is terminated by the Company for “Cause” (as defined in the Amended Varvaro Agreement), he will only be entitled to his accrued but unpaid base salary, and any stock vested through the date of his termination.

In the event that Mr. Varvaro is terminated due to a “Cessation of Business” (as defined in the Amended Varvaro Agreement), Mr. Varvaro will be entitled to a lump sum payment of base salary and an amount equal to the Maximum Annual Bonus, and continuation of health benefits until the last to occur of the term or renewal term of the agreement or 12 months from the date of termination.

In the event the Company terminates Mr. Varvaro’s employment “without Cause,” Mr. Varvaro will be entitled to severance in the form of any stock vested through the date of his termination and continuation of his base salary for a period of eight weeks, or, if Mr. Varvaro enters into a standard separation agreement, Mr. Varvaro will receive continuation of base salary and health benefits, together with applicable fringe benefits as provided to other executive employees until the last to occur of the expiration of the term or renewal term then in effect or 24 months from the date of termination (the “Severance Period”), will receive his Maximum Annual Bonus if the Severance Period is equal to 24 months or a pro rata portion thereof if less, as well as the full vesting of any otherwise unvested stock.

Employment Agreement with Troy Rhonemus

On March 6, 2014, the Company entered into an Employment Agreement (the “Rhonemus Agreement”) with Troy Rhonemus. The Rhonemus Agreement has a one year term beginning on the date of the agreement that automatically renews unless the Rhonemus Agreement is terminated in accordance with its terms. The Rhonemus Agreement provides for a base salary of $180,000, and provides for an annual cash bonus (based on performance targets) of up to 30% of his base salary (30% of this salary being the “Maximum Annual Bonus”), and provides for option grants of 250,000 shares of Common Stock. The option grants were awarded on February 21, 2014.

In February 2015, the Board approved the recommendations of the Company’s Compensation Committee paying Mr. Rhonemus a bonus of $33,731 for services provided to the Company during the fiscal year ending January 3, 2015.  On March 17, 2015, the Board increased the base salary of Mr. Rhonemus from $180,000 to $190,000.  Mr. Rhonemus’ base salary increase was effective as of March 17, 2015.

The severance terms of the Rhonemus Agreement provide that in the event Mr. Rhonemus’ employment with us is terminated voluntarily by Mr. Rhonemus, he will be entitled to any accrued but unpaid base salary and any accrued but unpaid welfare and retirement benefits. In addition, if Mr. Rhonemus leaves the Company for Good Reason he will also be entitled to severance equal to two weeks of base salary for each full year of service to a maximum of eight weeks of the base salary.   “Good Reason” means a failure by the Company to comply with any other material provision of the Rhonemus Agreement which has not been cured within 60 days after notice of such failure has been given by Mr. Rhonemus to the Company, or if such failure is not capable of being cured in such time, a cure will not have been diligently pursued by the Company within such 60 day period.

In the event Mr. Rhonemus is terminated as a result of his death or disability he will be entitled to his accrued but unpaid base salary, and, notwithstanding any policy of the Company to the contrary, any annual bonus that would be due to him for the fiscal year in which termination pursuant to death or disability occurs will be prorated to Mr. Rhonemus (or his estate, as the case may be) at the time Mr. Rhonemus would have received such bonus had he remained an employee of the Company.

In the event that Mr. Rhonemus is terminated by the Company for “Cause” (as defined in the Rhonemus Agreement), he will only be entitled to his accrued but unpaid base salary, and any accrued but unpaid welfare and retirement benefits.

In the event that Mr. Rhonemus is terminated due to a “Cessation of Business” (as defined in the Rhonemus Agreement), Mr. Rhonemus will be entitled to a lump sum payment of (i) base salary until the last to occur of (A) the expiration of the remaining portion of the initial term or the then applicable renewal term, as the case may be, or (B) the expiration of the 12-month period commencing on the date Employee is terminated, and (ii) the Maximum Annual Bonus.

In the event the Company terminates Mr. Rhonemus’ employment “without Cause,” Mr. Rhonemus will be entitled to severance equal to two weeks of base salary for each full year of service to a maximum of eight weeks of the base salary, or, if Mr. Rhonemus enters into a standard separation agreement, Mr. Rhonemus will receive continuation of base salary and health benefits, together with applicable fringe benefits as provided until the expiration of the term or renewal term then in effect, however, that in the case of medical and dental insurance, until the expiration of 12 months from the date of termination.

2014 Director Compensation

From time to time, non-employee directors receive a stock award or a grant of options to buy our Common Stock. These stock awards and options are granted under the Second Amended and Restated 2007 Equity Incentive Plan of the Company, or the 2007 Plan. The number of shares awarded or the number of options granted and the vesting conditions are determined by the Compensation Committee of the Board of Directors. The vesting schedule on the options awarded for the fiscal year ended January 3, 2015 is as follows: 8.333% of the options vest monthly.

On January 2, 2014, the Company awarded shares of the Company’s restricted stock, subject to certain vesting provisions, to the Company’s independent members of the board of directors as follows: Michael H. Brauser 250,000 shares; Barry Honig 250,000 shares, Stephen Block 50,000 shares, Reid Dabney 10,000 shares; Hugh Dunkerley 10,000 shares; Mark S. Germain 10,000 shares; and Glenn L. Halpryn 10,000 shares.  Effective February 25, 2015 upon their resignations from the Board, Mr. Brauser’s and Mr. Honig’s unvested options and restricted stock vested immediately.  The options issued to Mr. Brauser and Mr. Honig shall expire according to their terms as if Mr. Brauser and Mr. Honig had not resigned from the Board.

The following table provides information concerning compensation of our non-employee directors who were directors for the fiscal year ended January 3, 2015. The compensation reported is for services as directors for the fiscal year ended January 3, 2015.  The Company did not compensate its non-employee directors for services for the fiscal year ended December 28, 2013.

Summary Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Stephen Allen (3)	-	-	262,241	-	-	-	262,241
Stephen Block(4)	-	70,500	60,221	-	-	-	130,721
Reid Dabney(5)	-	14,100	58,396	-	-	-	72,496
Hugh Dunkerley(6)	-	14,100	49,272	-	-	-	63,372
Mark S. Germain(7)	-	14,100	49,272	-	-	-	63,372
Glenn L. Halpryn(8)	-	14,100	54,746	-	-	-	68,846
Michael H. Brauser(9)	-	352,500	58,396	-	-	-	410,896
Barry Honig(10)	-	352,500	58,396	-	-	-	410,896

(1)
The amounts in the column titled “Stock Awards” above reflect the aggregate award date fair value of restricted stock awards.  Except as stated below with respect to restricted stock held by Mr. Brauser and Mr. Honig, restricted stock awards shall vest upon the earlier to occur of the following: (A) the average closing market price of the Company’s Common Stock exceeds $2.50 per share over any six month period, (B) the Company experiences a change in control, (C) the Company’s Common Stock or assets are acquired by, or the Company merges with, another entity or engages in another form of reorganization as a result of which it is not the surviving corporation, (D) service is terminated without cause for any reason, or (E) the Company’s stock is listed on a national securities exchange, but in no event would any shares vest prior to July 1, 2014.  The fair values of these restricted stock awards were based on the trading price of the Company’s Common Stock on the date of grant.

(2)
The amounts in the column titled “Option Awards” above reflect the aggregate grant date fair value of stock option awards for the fiscal year ended January 3, 2015.  See Note 10 of the ChromaDex Corporation Consolidated Financial Report included in this Form 10-K for the year ended January 3, 2015 for a description of certain assumptions in the calculation of the fair value of the Company’s stock options.  Except as stated below with respect to options awarded to Mr. Allen, the options have an exercise price of $1.25 and, except as stated below with respect to options held by Mr. Brauser and Mr. Honig, vest 1/12th every month for 12 months commencing in June 2014.

(3)
On February 21, 2014, Stephen Allen was awarded the option to purchase 200,000 shares of the Company’s Common Stock with an exercise price of $1.75 per share.  On June 18, 2014, Stephen Allen was awarded the option to purchase 82,500 shares of the Company’s Common Stock.

(4)	On January 2, 2014, Stephen Block was awarded 50,000 shares of restricted stock. On June 18, 2014, Stephen Block was awarded the option to purchase 82,500 shares of the Company’s Common Stock.

(5)	On January 2, 2014, Reid Dabney was awarded 10,000 shares of restricted stock. On June 18, 2014, Reid Dabney was awarded the option to purchase 80,000 shares of the Company’s Common Stock.

(6)	On January 2, 2014, Hugh Dunkerley was awarded 10,000 shares of restricted stock. On June 18, 2014, Hugh Dunkerley was awarded the option to purchase 67,500 shares of the Company’s Common Stock.

(7)	On January 2, 2014, Mark S. Germain was awarded 10,000 shares of restricted stock. On June 18, 2014, Mark S. Germain was awarded the option to purchase 67,500 shares of the Company’s Common Stock.

(8)	On January 2, 2014, Glenn L. Halpryn was awarded 10,000 shares of restricted stock. On June 18, 2014, Glenn L. Halpryn was awarded the option to purchase 75,000 shares of the Company’s Common Stock.

(9)
On January 2, 2014, Michael H. Brauser was awarded 250,000 shares of restricted stock.  On June 18, 2014, Michael Brauser was awarded the option to purchase 80,000 shares of the Company’s Common Stock.  This option award was to vest 1/12th every month for 12 months.  Effective February 25, 2015, all of Mr. Brauser’s unvested restricted stock and options became fully vested upon his resignation from the Board of Directors.

(10)
On January 2, 2014, Barry Honig was awarded 250,000 shares of restricted stock.  On June 18, 2014, Barry Honig was awarded the option to purchase 80,000 shares of the Company’s Common Stock.  This option award was to vest 1/12th every month for 12 months.  Effective February 25, 2015, all of Mr. Honig’s unvested restricted stock and options became fully vested upon his resignation from the Board of Directors.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information regarding stock options and restricted stock granted to our named executive officers outstanding as of January 3, 2015.

Outstanding Stock Options at 2014 Fiscal Year-End

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Frank L. Jaksch Jr.	300,000	—		—	1.50	12/1/2016
	700,000	—		—	1.50	4/21/2018
	150,000	—		—	1.50	4/21/2018
	100,000	—		—	0.50	5/13/2019
	100,000	—		—	1.70	5/20/2020
	111,979	13,021	(1)	—	1.54	5/10/2021
	145,833	104,167	(2)	—	0.64	8/28/2022
	1,426,064	475,354	(3)	—	0.945	9/15/2022
	—	150,000	(4)	—	1.25	6/18/2024
Thomas C. Varvaro	250,000	—		—	1.50	12/1/2016
	100,000	—		—	1.50	4/21/2018
	75,000	—		—	0.50	5/13/2019
	336,700	—		—	1.545	5/20/2020
	75,000	—		—	1.545	5/20/2020
	3,841	447	(5)	—	1.54	5/10/2021
	116,667	83,333	(6)	—	0.64	8/28/2022
	647,633	215,878	(7)	—	0.945	9/15/2022
	—	125,000	(8)	—	1.25	6/18/2024
Troy A. Rhonemus	191,667	208,333	(9)	—	0.63	1/25/2023
	—	250,000	(10)	—	1.75	2/21/2024
	—	75,000	(11)	—	1.25	6/18/2024

(1)	2,604 of Mr. Jaksch’s options vest on 10th of every month through May 10, 2015.
(2)	5,208 of Mr. Jaksch’s options vest on 28th of every month through August 28, 2016.
(3)	52,817 of Mr. Jaksch’s options vest on 15th of every month through September 15, 2015.
(4)	3,125 of Mr. Jaksch’s options vest on 18th of every month through June 18, 2018.
(5)	89 of Mr. Varvaro’s options vest on 10th of every month through May 10, 2015.
(6)	4,167 of Mr. Varvaro’s options vest on 28th of every month through August 28, 2016.
(7)	23,986 of Mr. Varvaro’s options vest on 15th of every month through September 15, 2015.
(8)	2,604 of Mr. Varvaro’s options vest on 18th of every month through June 18, 2018.
(9)	8,333 of Mr. Rhonemus’ options vest on 25th of every month through January 25, 2017.
(10)	6,944 of Mr. Rhonemus’ options vest on 21st of every month through February 21, 2017.
(11)	6,250 of Mr. Rhonemus’ options vest on 18th of every month through June 18, 2018.

Outstanding Restricted Stock at 2014 Fiscal Year-End

Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares of Units of Stock That Have Not Vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: Market or payout value of unearned Shares, units or other rights that have not vested ($) (1)
Frank L. Jaksch Jr.	—	—	500,000	(2)	$450,000
Thomas C. Varvaro	—	—	500,000	(3)	$450,000
Troy A. Rhonemus	—	—	—		$—

(1)
The amounts in the column titled “Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested” above reflect the aggregate market value based on the closing market price of the Company’s stock on January 3, 2015.

(2)
On June 6, 2012, Frank L. Jaksch Jr. was awarded 250,000 shares of restricted stock.  These shares shall vest upon the earlier to occur of the following: (A) the average closing market price of the Company’s Common Stock exceeds $2.00 per share over any six month period, (B) the Company experiences a change in control, (C) the Company engages in a merger or other reorganization in which it is not the surviving corporation, (D) the Company sells all or substantially all of its assets, (E) service is terminated for any reason, or (F) the Company’s stock is listed on a national securities exchange.  In addition, on January 2, 2014, Mr. Jaksch was awarded 250,000 shares of restricted stock.  These shares shall vest upon the earlier to occur of the following: (A) the average closing market price of the Company’s Common Stock exceeds $2.50 per share over any six month period, (B) the Company experiences a change in control, (C) the Company’s Common Stock or assets are acquired by, or the Company merges with another entity or engages in another form of reorganization as a result of which it is not the surviving corporation, (D) service is terminated without cause for any reason, or (E) the Company’s stock is listed on a national securities exchange, but in no event would any shares vest prior to July 1, 2014.

(3)
On June 6, 2012, Thomas C. Varvaro was awarded 250,000 shares of restricted stock.  These shares shall vest upon the earlier to occur of the following: (A) the average closing market price of the Company’s Common Stock exceeds $2.00 per share over any six month period, or (B) the Company experiences a change in control, (C) the Company engages in a merger or other reorganization in which it is not the surviving corporation, (D) the Company sells all or substantially all of its assets, (E) service is terminated for any reason, or (F) the Company’s stock is listed on a national securities exchange.  In addition, on January 2, 2014, Mr. Varvaro was awarded 250,000 shares of restricted stock.  These shares shall vest upon the earlier to occur of the following: (A) the average closing market price of the Company’s Common Stock exceeds $2.50 per share over any six month period, (B) the Company experiences a change in control, (C) the Company’s Common Stock or assets are acquired by, or the Company merges with another entity or engages in another form of reorganization as a result of which it is not the surviving corporation, (D) service is terminated without cause for any reason, or (E) the Company’s stock is listed on a national securities exchange, but in no event would any shares vest prior to July 1, 2014.

Equity Compensation Plan Information

The following table provides information about our equity compensation plans as of January 3, 2015:

	A	B	C
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (A))

Equity compensation plans approved by security holders	13,974,052	$1.14	4,738,496	(1)

Equity compensation plans not approved by security holders	-	-	-

Total	13,974,052	$1.14	4,738,496	(1)

(1)
Pursuant to our Second Amended and Restated 2007 Equity Incentive Plan, we are authorized to issue shares under this plan that total no more than 20% of our shares of Common Stock issued and outstanding, as determined on a fully diluted basis.

REPORT OF AUDIT COMMITTEE

The Audit Committee reviews our financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles.

In this context, the Audit Committee has reviewed and discussed with management our audited consolidated financial statements for the fiscal year ended January 3, 2015 (our 2014 fiscal year) and the notes thereto. It has discussed with Marcum, LLP, our independent registered public accounting firm for the 2014 fiscal year, the matters required to be discussed by Statement of Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee also received the written disclosures and the letter from Marcum, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Marcum’s communications by the Audit Committee concerning independence and discussed with Marcum, LLP its independence from us. Based on such review and discussions, the Audit Committee recommended to the Board that our audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended January 3, 2015 and be filed with the SEC.

            Submitted by:

The Audit Committee Of
                The Board of Directors

                    Reid Dabney (Chairman)
                   Stephen Block
                   Glenn L. Halpryn

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 of the Exchange Act of 1934, as amended (the “Exchange Act”) requires our executive officers, directors and persons who own more than 10% of our Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC and to furnish us with copies of such reports. Based solely on our review of the copies of such forms furnished to us and written representations by our officers and directors regarding their compliance with applicable reporting requirements under Section 16(a) of the Exchange Act, we believe that all Section 16(a) filing requirements for our executive officers, directors and 10% stockholders were met during the year ended January 3, 2015 except as follows:  Frank L. Jaksch Jr. was late in filing one report for one transaction; Michael Brauser was late in filing one report for one transaction; Barry Honig was late in filing one report for one transaction; Stephen Allen was late in filing one report for one transaction; Stephen A. Block was late in filing one report for one transaction; Reid Dabney was late in filing one report for one transaction; Hugh Dunkerley was late in filing one report for one transaction; Mark S. Germain was late in filing one report for one transaction; Glenn L. Halpryn was late in filing one report for one transaction; Thomas C. Varvaro was late in filing one report for one transaction; and Troy A. Rhonemus was late in filing one report for one transaction.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

The Company did not have any transactions with related persons during the years ended January 3, 2015 and December 28, 2013.

Review, approval or ratification of transactions with related persons.

On an ongoing basis, the Audit Committee reviews all “related party transactions” (those transactions that are required to be disclosed in this Annual Report on Form 10-K by SEC Regulation S-K, Item 404 and under Nasdaq’s rules), if any, for potential conflicts of interest and all such transactions must be approved by the Audit Committee.

PROPOSAL 1:
ELECTION OF DIRECTORS

Directors are to be elected at the Annual Meeting to serve until the next annual meeting of stockholders. Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the Proxy for the election of the seven nominees listed below. Although it is not contemplated that any nominee will decline or be unable to serve as a director, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board of Directors, unless the Board of Directors reduces the number of Directors to be elected. Election of a Board of Directors requires a plurality of the votes cast at the Annual Meeting.

The current Board of Directors consists of Frank Jaksch, Jr., Stephen Block, Reid Dabney, Hugh Dunkerley, Mark Germain, Glenn Halpryn and Stephen Allen.  Mr. Germain is not standing for re-election to the Board of Directors. The Nominating and Corporate Governance Committee has also approved the nomination of Jeff Baxter as a member of the Company.  The Board of Directors has determined that a majority of its members, being Stephen Allen, Stephen Block, Reid Dabney, Hugh Dunkerley and Glenn L. Halpryn, are independent directors within the meaning of the applicable NASDAQ rules.

The following table sets forth the director nominees. It also provides certain information about the nominees as of the Record Date.

Nominees for Election to Board of Directors

		Director
Name	Age	Since
Frank Jaksch, Jr.	46	2000
Stephen A. Block	70	2007
Reid Dabney	63	2007
Hugh Dunkerley	41	2005
Glenn L. Halpryn	54	2010
Stephen Allen	65	2014
Jeff Baxter	53	2015

Frank L. Jaksch Jr., 46, is a co-founder of the Company and has served as a member of Board since February 2000.  Mr. Jaksch served as Chairman of the Board from May 2010 to October 2011 and was its Co-Chairman from February 2000 to May 2010.  Mr. Jaksch currently serves as our Chief Executive Officer. Mr. Jaksch oversees research, strategy and operations for the Company with a focus on scientific and novel products for pharmaceutical and nutraceutical markets.  From 1993 to 1999, Mr. Jaksch served as International Subsidiaries Manager of Phenomenex, a life science supply company where he managed the international subsidiary and international business development divisions.  Mr. Jaksch earned a B.S. in Chemistry and Biology from Valparaiso University. The Nominating and Corporate Governance Committee believes that Mr. Jaksch’s years of experience working in chemistry-related industries, his extensive sales and marketing background, and his knowledge of international business bring an understanding of the industries in which the Company operates as well as scientific expertise to the Board.

Stephen A. Block, 70, has been a director of the Company since October 2007 and Chair of the Compensation Committee and a member of the Audit Committee since October 2007.  From May 2010 to October 2011, Mr. Block served as Lead Independent Director to the Board. Mr. Block is also a director and chair of the nominating and corporate governance committee and a member of the audit committee of Senomyx, Inc. (NASDAQ:SNMX).  He has served on the board of directors of Senomyx, Inc. since 2005. Since September 2013, he has served as a director of GetThis, Corp., a privately held digital media company bringing real-time shopping through a second screen to consumers watching television programming.  Until December 2011, he also served as the chairman of the board of directors of Blue Pacific Flavors and Fragrances, Inc., and, until March 2012, as a director of Allylix, Inc. He served on the boards of directors of these privately held companies since 2008, and 2007, respectively.  Mr. Block retired as senior vice president, general counsel and secretary of International Flavors and Fragrances Inc., a leading creator, manufacturer and seller of flavors and fragrances (IFF) in December 2003, having been IFF’s chief legal officer since 1993. During his eleven years at IFF he also led the company’s Regulatory Affairs Department. Prior to 1993, Mr. Block served as senior vice president, general counsel, secretary and director of GAF Corporation, a company specializing in specialty chemicals and building materials, and its publicly traded subsidiary International Specialty Products Inc., held various management positions with Celanese Corporation, a company specializing in synthetic fibers, chemicals and plastics, and practiced law with the New York firm of Stroock & Stroock & Lavan.  Mr. Block currently serves as an industry consultant and as a Managing Director of Venture Farm LLC, an early stage venture capital firm, and as a Venture Partner of K5 Venture Partners, LLC, an Orange County early stage venture firm.  He is also a Managing Director of K5 Venture Partner, LLC’s affiliated accelerator K5 Launch and a member of the executive committee of the Orange County network of Tech Coast Angels, a leading investing group.  Mr. Block received his B.A. cum laude in Russian Studies from Yale University and his law degree from Harvard Law School.  The Nominating and Corporate Governance Committee believes that Mr. Block’s experience as the chief legal officer of one of the world’s leading flavor and fragrance companies contributes to the Board’s understanding of the flavor industry, including the Board’s perspective on the strategic interests of potential collaborators, the regulation of the industry, and the viability of various commercial strategies. In addition, Mr. Block’s experience in the area of corporate governance and public company financial reporting is especially valuable to the Board in his capacity as a member of both the Audit Committee and the Compensation Committee.

Reid Dabney, 63, has served as a director of the Company and has chaired the Audit Committee since October 2007.  Mr. Dabney is the Company’s audit committee financial expert.  Since December 2014, he has served as a managing director and chief compliance officer of CVCapital Securities, LLC.  From October 2012 to November 2013, he has also served as a managing director of Merriman Capital, Inc. From May 2008 to July 2012, he has also served as a managing director of Monarch Bay Associates, LLC. From March 2005 to November 2008, Mr. Dabney served as Cecors, Inc.'s (OTC Markets: CEOS) (a Software As A Service (SaaS) technology provider) senior vice president and chief financial officer. From July 2003 to the present, Mr. Dabney has been engaged by CFO911 as a managing director and business and financial consultant.  From January 2003 to August 2004, Mr. Dabney served as vice president of National Securities, a broker-dealer firm specializing in raising equity for private operating businesses that have agreed to become public companies through reverse merger transactions with publicly traded shell companies. From June 2002 to January 2003, Mr. Dabney was the chief financial officer of House Ear Institute in Los Angeles, California.  Mr. Dabney received a B.A. from Claremont McKenna College and an M.B.A. in Finance from the University of Pennsylvania's Wharton School. Mr. Dabney also holds Series 7, 24, 63, 79 and 99 licenses from the Financial Industry Regulatory Authority (FINRA).  The Nominating and Corporate Governance Committee believes that Mr. Dabney's experience as chief financial officer of a public company and his extensive experience dealing with financial markets qualify him to chair the Audit Committee and that Mr. Dabney brings financial, merger and acquisition experience, and a background working with public marketplaces to the Board.

Hugh Dunkerley, 41, has served as a director of the Company since December 2005 and has served on the Compensation Committee since May 2010 and has served on the Nominating and Governance Committee from October 2007 to December 2013. From October 2002 to December 2005, Mr. Dunkerley served as Director of Corporate Development at ChromaDex.  Since September 2013, Mr. Dunkerley has been a Managing Director of Burnham Securities Inc., a New York based investment bank, and has been setting up their new operations in Irvine, CA. Prior to Burnham, Mr. Dunkerley was an EVP, Capital Markets of COR Capital LLC, an investment fund based in Santa Monica, CA. He is a director and sits on the compensation committee for COR Securities Holdings, Inc., the parent company of COR Clearing LLC, a national clearing and settlements firm.  Mr. Dunkerley is also the President and Director of Wealth Assurance Holdings a Bermudian based and listed company that oversees a portfolio of insurance assets in the EU.  Mr. Dunkerley was a Manager of Capital Markets for the FDIC, Division of Resolutions and Receiverships, from February 2009 to March 2011 where he was active in implementing the Dodd-Frank Wall Street Reform Act, along with the oversight of securities and derivatives portfolios for large money center banks. He was president and chief executive officer of Cecors, Inc. (OTCBB:CEOS.OB), a Software As A Service (SaaS) technology provider, from October, 2007 to February, 2009. He had served as Cecor's chief operating officer and as vice president of corporate finance starting in June 2006. During 2006 Mr. Dunkerley also served as VP of Small-Mid Cap Equities at Hunter Wise Financial Group, LLC, specializing in investment banking advisory services to US and EU companies.  Mr. Dunkerley received his undergraduate degree from the University of Westminster, London and earned a MBA from South Bank University, London. Mr. Dunkerley also holds Series 7, 24, 66 and 79 licenses from FINRA.  The Nominating and Corporate Governance Committee believe that Mr. Dunkerley's experience as the chief executive officer of a public company and his extensive financial market experience qualify him to sit on the Compensation Committee and that Mr. Dunkerley brings financial and mergers and acquisitions experience, and experience with public marketplaces and regulatory oversight to the Board. His previous experience as an employee of the Company also allows him to provide a unique perspective of and extensive knowledge on the industries in which the Company operates.

Glenn L. Halpryn, 54, has served on the Nominating and Corporate Governance Committee since 2010 and has served as Chairman of the Nominating and Corporate Governance Committee from May 2010 to December 2013.  Mr. Halpryn has also served on the Audit Committee since May 2010.  Mr. Halpryn has been the chief executive officer and a director of Transworld Investment Corporation, a private investment company, since June 2001.  Mr. Halpryn currently serves as a director of Castle Brands Inc. (AMEX: ROX), a developer and international marketer of premium branded spirits and served as a director of Sorrento Therapeutics (OTC Markets:SRNE), a biopharmaceutical company until September 2012.  Mr. Halpryn served as a director of Tiger Media Inc. f/k/a SearchMedia Holdings Limited (NYSE:IDI), a China-based billboard and in-elevator advertising company until June 2011.  From April 2010 until October 2011, Mr. Halpryn served as a director of CDSI Holdings, Inc., a public shell company seeking new business opportunities.  From September 2008 until May 2010, Mr. Halpryn also served as a director of Winston Pharmaceuticals, Inc. (OTC Markets: WPHM), a pharmaceutical company specializing in skin creams and pain medications.  From October 2002 to September 2008, Mr. Halpryn served as a director of Ivax Diagnostics, Inc. (AMEX: IVD). From June 1987 until April 2012, Mr. Halpryn served as the president of and a beneficial owner of United Security Corporation, a broker-dealer registered with FINRA. The Nominating and Corporate Governance Committee believes that Mr. Halpryn’s past experience as the board member of other public companies bring financial expertise and industry knowledge to the Board.

Stephen Allen, 65, has served as Chairman of the Board since February 2015, and as a director of the Board, Chair of the Nominating and Corporate Governance Committee and member of the Compensation Committee since January 2014.  Until 2009, Mr. Allen worked for Nestlé, at which point he retired from a 30 year career where he served in various sales, marketing and management roles, including 7 years serving in Nestlé’s Mergers and Acquisitions department.  Until 2012, Mr. Allen served on the Advisory Board of Vitamin Angels, an organization focused on eliminating childhood malnutrition in Africa and the Middle East. Currently, Mr. Allen serves as the non-executive Vice Chairman of 6 Pacific group, a Los Angeles based boutique advisory and investment firm.  Mr. Allen also serves as the Managing Partner of California Agricultural Orchards LLC and California Nut Orchards LLC which, along with growing almonds and grapes, manages the assets of high net-worth individuals. Mr. Allen also serves as the President of the Board of the North American Foundation for the University of Leeds where Mr. Allen plays a key role in fundraising efforts.  Mr. Allen received his B.Sc. with honors from the University of Leeds and his M.Sc. at the University of London, School of Hygiene & Tropical Medicine.  The Nominating and Corporate Governance Committee believes that Mr. Allen’s past experience in the nutritional industry bring financial expertise, industry knowledge, and merger and acquisition experience to the Board.

Jeff Baxter, 53, has been the Chief Executive Officer and a director of VBI Vaccines Inc. (NASDAQ: VBIV) since September 2009.  Previously, he was a managing partner for the venture capital firm, The Column Group.  Until July of 2006, Mr. Baxter was SVP, R&D Finance and Operations, of GlaxoSmithKline (GSK).  In his 19 years of pharma experience, he has held line management roles in commercial, manufacturing and IT and the office of the CEO. His most recent position in R&D included responsibility for finance, pipeline resource planning and allocation, business development deal structuring and SROne (GSK’s in-house $125 million venture capital fund). He also chaired GSK’s R&D Operating Board.  Prior to GSK, he worked at Unilever and British American Tobacco. Mr. Baxter was educated at Thames Valley University and is a Fellow of the Chartered Institute of Management Accountants (FCMA).  The Nominating and Corporate Governance Committee believes that Mr. Baxter’s past experience in the pharmaceutical industry bring financial expertise, industry knowledge, and research and development experience to the Board.

Family Relationships

There are no family relationships between any of our directors, executive officers or directors.

Involvement in Certain Legal Proceedings

During the past ten years, none of our officers, directors, promoters or control persons have been involved in any legal proceedings as described in Item 401(f) of Regulation S-K.

VOTE REQUIRED

Under applicable Delaware law, the election of each nominee requires the affirmative vote by a plurality of the voting power of the shares present and entitled to vote on the election of directors at the Annual Meeting at which a quorum is present.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 2:
APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION
TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
TO 200,000,000 FROM 150,000,000 SHARES

The Board has approved an amendment to our Certificate of Incorporation that would Common Stockincrease the number of authorized shares of Common Stock to 200,000,000 from 150,000,000.  We are asking stockholders to approve this amendment in the form attached hereto as Appendix A.

On April 10, 2015, we had * shares of Common Stock issued and outstanding and * shares of Common Stock that were authorized but unissued. At April 10, 2015, we had reserved * shares for future issuance, consisting of (i) * shares of Common Stock potentially issuable upon exercise of outstanding warrants and (ii) * shares of Common Stock potentially issuable upon exercise of outstanding stock options.

The Board believes that the availability of additional authorized shares of Common Stock will provide the Company with additional flexibility to issue Common Stock for a variety of general corporate purposes as the Board may determine to be desirable including, without limitation, stock splits (including splits effected through the declaration of stock dividends), raising capital, future financings, investment opportunities, licensing agreements, acquisitions, or other distributions. The Board has not authorized the Company to take any action with respect to the shares that would be authorized under this proposal, and the Company currently does not have any definitive plans, arrangements or understandings with respect to the issuance of the additional shares of Common Stock authorized by the proposed amendment to the Certificate of Incorporation.

The proposed amendment to increase the authorized number of shares of Common Stock could, under certain circumstances, have an anti-takeover effect or delay or prevent a change in control of the Company by providing the Company the capability to engage in actions that would be dilutive to a potential acquiror, to pursue alternative transactions, or to otherwise increase the potential cost to acquire control of the Company. Thus, while the Company currently has no intent to employ the additional unissued authorized shares as an anti-takeover device, the proposed amendment may have the effect of discouraging future unsolicited takeover attempts. The Board is not aware of any such attempt to take control of the Company, and would act in the best interest of shareholders if any attempt was made. The proposed amendment has been prompted by business and financial considerations.

The proposed increase in the number of authorized shares of the Company’s Common Stock will not change the number of shares of Common Stock outstanding, nor will it have any immediate dilutive effect or change the rights of current holders of the Company’s Common Stock. However, the issuance of additional shares of Common Stock authorized by this amendment to the Certificate of Incorporation may occur at times or under circumstances as to have a dilutive effect on earnings per share, book value per share or the percentage voting or ownership interest of the present holders of the Company’s Common Stock.

Once the proposed amendment is approved, no further action by the shareholders would be necessary prior to the issuance of additional shares of Common Stock unless required by law or the rules of any stock exchange or national securities association on which the Common Stock is then listed or quoted. Under the proposed amendment, each of the newly authorized shares of Common Stock will have the same rights and privileges as currently authorized Common Stock. Adoption of the proposed amendment will not affect the rights of the holders of currently outstanding Common Stock of the Company nor will it change the par value of the Common Stock.

If the proposed amendment is adopted, it will become effective upon filing of an Amendment to the Company’s Certificate of Incorporation with the Delaware Secretary of State.

The affirmative vote of a majority of the outstanding shares of Voting Capital as of the Record Date will be required for the approval of this Proposal 2. Abstentions and broker non-votes are considered shares of stock present in person or represented by proxy at the Annual Meeting and entitled to vote and are counted in determining the number of votes necessary for a majority. An abstention will therefore have the practical effect of voting against Proposal 2 because it represents one less vote for approval.

THE BOARD RECOMMENDS A VOTE APPROVING THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 200,000,000 FROM 150,000,000 SHARES AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 3:
RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board has appointed Marcum LLP (“Marcum”), to serve as our independent registered public accounting firm for the year ending January 2, 2016 and has further directed that management submit the selection of independent registered public accountants for ratification by the stockholders at the annual meeting.  Marcum has audited the Company’s financial statements since 2013.  Representatives of Marcum are not expected to be present at the annual meeting.

Stockholder ratification of the selection of Marcum as the Company’s independent registered public accountants is not required by Delaware law, the Company’s certificate of incorporation, or the Company’s bylaws. However, the Audit Committee is submitting the selection of Marcum to the stockholders for ratification as a matter of good corporate practice.  If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain that firm.  Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent registered public accountants at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of Marcum.  Abstentions will be counted toward the tabulation of votes cast on Proposal 3 and will have the same effect as negative votes.  Broker non-votes will be counted towards a quorum, but will not be counted for any purpose in determining whether Proposal 3 has been approved.

Audit Fees

During the fiscal year ending December 28, 2013, McGladrey, LLP was the Company’s independent registered public accounting firm through December 11, 2013.  On December 11, 2013, the Audit Committee of the Board approved the dismissal of McGladrey LLP as the Company’s independent registered public accounting firm.  On December 26, 2013, the Audit Committee of the Board engaged Marcum LLP as its independent registered public accounting firm for the Company’s fiscal year ending December 28, 2013.  During the fiscal year ending January 3, 2015, Marcum LLP remained as the Company’s independent registered public accounting firm.

The following table sets forth fees billed to us by our independent registered public accounting firms during the fiscal years ended January 3, 2015 and December 28, 2013

Marcum, LLP	2014	2013
Audit Fees (1)	$229,000	$138,000
Audit-Related Fees (2)	$5,000	$—
Tax Fees (3)	$—	$—
All Other Fees	$—	$—

McGladrey, LLP	2014	2013
Audit Fees	$—	$38,000
Audit-Related Fees	$13,000	$106,000
Tax Fees	$36,000	$37,000
All Other Fees	$—	$—

(1)
Audit fees consist of fees for the audit of the Company’s financial statements and review of financial statements included in the Company’s quarterly reports.  The 2014 amount includes an estimated amount from the engagement letter of the Company’s current auditors and not the final billed amount associated with the audit of the Company’s financial statements.

(2)	Audit-related fees include costs incurred for reviews of registration statements and consultations on various accounting matters in support of the Company’s financial statements.

(3)	Tax fees consist of fees for tax compliance matters.

Policy for Pre-Approval of Independent Auditor Services

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditor. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the specific service or category of service and is generally subject to a specific budget. The independent auditor and management are required to periodically communicate to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS INDEPENDENT PUBLIC ACCOUNTANT, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 4:
APPROVAL OF AN AMENDMENT TO THE COMPANY’S
CERTIFICATE OF INCORPORATION TO IMPLEMENT
A REVERSE STOCK SPLIT OF THE COMPANY’S CAPITAL STOCK AT A RATIO WITHIN A RANGE OF
1 FOR 2 TO 1 FOR 6 AT ANY TIME PRIOR TO JUNE 4, 2016

General

The Board of Directors has approved and is seeking stockholder approval of an amendment to our Certificate of Incorporation, to implement a reverse stock split of the Company’s capital stock, at a ratio within the range of 1 for 2 to 1 for 6 at any time prior to June 4, 2016 (the “Reverse Stock Split”).

If this proposal is approved by our stockholders, the Board of Directors will have the authority, without further action on the part of the stockholders, to implement the Reverse Stock Split at any ratio within the range set forth above by filing an amendment to the Certificate of Incorporation, in the form attached hereto as Appendix B (the “Reverse Stock Split Amendment”), with the Delaware Secretary of State; provided that the text set forth in Appendix B is subject to such changes as may be required by the Delaware Secretary of State or as the Board deems reasonably necessary and advisable to implement the Reverse Stock Split. If the amendment to the Certificate of Incorporation has not been filed with the Delaware Secretary of State by the close of business on June 4, 2016, the Board will abandon the amendment and will not have the authority to implement the Reverse Stock Split without again seeking and obtaining approval from our stockholders.

Except for any changes as a result of the treatment of fractional shares, each stockholder will hold the same percentage of our Common Stock outstanding immediately after the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split. The proposed Reverse Stock Split will also proportionately reduce the number of shares of Common Stock authorized in the Certificate of Incorporation, which is currently 150,000,000, but shall be 200,000,000 if the authorized share increase described in Proposal 2 is implemented.

Reasons for the Reverse Stock Split

Our board of directors is submitting the Reverse Stock Split to our stockholders for approval with the primary intent of increasing the market price of our Common Stock to enhance our ability to meet the initial listing requirements of The NASDAQ Capital Market and to make our Common Stock more attractive to a broader range of institutional and other investors.  The Company currently does not have any plans, arrangements or understandings, written or oral, to issue any of its authorized but unissued shares that would be available after implementation of the Reverse Stock Split.  In addition to increasing the market price of our Common Stock, the Reverse Stock Split would also reduce certain of our costs, as discussed below.  Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in the Company’s and our stockholders’ best interests.

We believe that the Reverse Stock Split will enhance our ability to obtain an initial listing on The NASDAQ Capital Market.  The NASDAQ Capital Market requires, among other items, an initial bid price of least $4.00 per share and following initial listing, maintenance of a continued price of at least $1.00 per share.  Reducing the number of outstanding shares of our Common Stock should, absent other  factors, increase the per share market price of our Common Stock, although we cannot provide any assurance that our minimum bid price would remain following the Reverse Stock Split over the minimum bid price requirement of any such stock exchange.

Additionally, we believe that the Reverse Stock Split will make our Common Stock more attractive to a broader range of institutional and other investors, as we have been advised that the current market price of our Common Stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public.  Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers.  In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers.  Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.  We believe that the Reverse Stock Split will make our Common Stock a more attractive and cost effective investment for many investors, which will enhance the liquidity of the holders of our Common Stock.

Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock.  However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock.  As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split or that the market price of our Common Stock will not decrease in the future.  Additionally, we cannot assure you that the market price per share of our Common Stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split.  Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

We also believe that the increased market price of our Common Stock expected as a result of implementing the Reverse Stock Split will improve the marketability and liquidity of our Common Stock and will encourage interest and trading in our Common Stock. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total stock value than would be the case if the stock price were substantially higher. It should be noted, however, that the liquidity of our Common Stock may in fact be adversely affected by the proposed Reverse Stock Split given the reduced number of shares that would be outstanding after the Reverse Stock Split is implemented.

For the above reasons, we believe the Reverse Stock Split is in the best interests of the Company and our stockholders. However, we cannot assure you that the Reverse Stock Split, if implemented, will have the desired effect of proportionately raising our Common Stock price over the long term, or at all. The effect of a Reverse Stock Split upon the market price of our Common Stock cannot be predicted with any certainty, and the history of similar stock splits for companies in similar circumstances is varied. Accordingly, we cannot assure you that the market price per share after the Reverse Stock Split will exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time. The market price of our Common Stock may vary based on other factors unrelated to the number of shares outstanding, including our future performance. If our Common Stock becomes listed on The NASDAQ Capital Market or other national securities exchange, we also cannot assure you that our Common Stock will not be delisted in the future due to a failure to meet other continued listing requirements even if the Reverse Stock Split is implemented.

Determination of Ratio

The ratio of the Reverse Stock Split, if approved and implemented, will be a ratio of not less than 1 for 2 and not more than 1 for 6, as determined by the Board in its sole discretion. In determining the Reverse Stock Split ratio, the Board will consider numerous factors, including:

•	the historical and projected performance of our Common Stock;

•	prevailing market conditions;

•	general economic and other related conditions prevailing in our industry and in the marketplace;

•	the projected impact of the selected Reverse Stock Split ratio on trading liquidity in our Common Stock and our ability to apply for listing on the Nasdaq Capital Market;

•	our capitalization (including the number of shares of Common Stock issued and outstanding);

•	the prevailing trading price for our Common Stock and the volume levels thereof; and

•	potential devaluation of our market capitalization as a result of a Reverse Stock Split.

The purpose of asking for authorization to implement the Reverse Stock Split at a ratio to be determined by the Board, as opposed to a ratio fixed in advance, is to give the Board the flexibility to take into account then-current market conditions and changes in the price of our Common Stock and to respond to other developments that may be deemed relevant when considering the appropriate ratio.

Authorized Shares of Common Stock

The proposed Reverse Stock Split will also proportionately reduce the number of shares of Common Stock authorized in the Certificate of Incorporation, which is currently 150,000,000, but shall be 200,000,000 if the authorized share increase described in Proposal 2 is implemented.

Effects of the Reverse Stock Split

Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of our outstanding Common Stock immediately following the implementation of the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split. On April 10, 2015, we had * shares of Common Stock issued and outstanding and * shares of Common Stock that were authorized but unissued. At April 10, 2015, we had reserved * shares for future issuance, consisting of (i) * shares of Common Stock potentially issuable upon exercise of outstanding warrants and (ii) * shares of Common Stock potentially issuable upon exercise of outstanding stock options. All of these share numbers will be adjusted in accordance with the ratio of the Reverse Stock Split. With respect to outstanding options and warrants, the respective exercise prices of the options and warrants would increase by a factor equal to the inverse of the Reverse Stock Split ratio. For example, if a 1 for 3 ratio is selected by the Board of Directors, then the exercise price of our outstanding options and warrants would increase by a factor of 3.

After the Reverse Stock Split is implemented, each stockholder will own a reduced number of shares of our Common Stock based on the exchange ratio selected by the Board. For example, if the Board decides to implement a 1 for 3 Reverse Stock Split, then for every 3 shares of our Common Stock that a stockholder owns they will be combined and converted into a single share of our Common Stock. We estimate that following the implementation of the Reverse Stock Split we would have approximately the same number of stockholders. Except for any changes as a result of the treatment of fractional shares, the completion of the Reverse Stock Split alone would not reduce any stockholder’s proportionate ownership interest in the Company. The implementation of the Reverse Stock Split may, however, increase the number of stockholders of the Company who own “odd lots” of less than 100 shares of our Common Stock. Odd lots may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of Common Stock.

The Reverse Stock Split will not affect the par value of our Common Stock.

The table below illustrates the number of shares of Common Stock authorized for issuance following the Reverse Stock Split, the approximate number of shares of Common Stock that would remain outstanding following the Reverse Stock Split, the approximate number of shares of Common Stock reserved for future issuance upon exercise of outstanding options and warrants following the Reverse Stock Split, and the number of unreserved shares of Common Stock available for future issuance following the Reverse Stock Split. The information in the following table is based on * shares of Common Stock issued and outstanding as of April 10, 2015 and * shares reserved for future issuance as of April 10, 2015.

Proposed Ratio	Number of Common Shares Authorized	Approximate Number of Common Shares Outstanding	Approximate Number of Common Shares Reserved for Future Issuance	Approximate Number of Unreserved Common Shares Available for Future Issuance
1-for-2	75,000,000	*	*	*
1-for-3	50,000,000	*	*	*
1-for-4	37,500,000	*	*	*
1-for-5	30,000,000	*	*	*
1-for-6	25,000,000	*	*	*

The table below illustrates the number of shares of Common Stock authorized for issuance following the Reverse Stock Split, the approximate number of shares of Common Stock that would remain outstanding following the Reverse Stock Split, the approximate number of shares of Common Stock reserved for future issuance upon exercise of outstanding options and warrants following the Reverse Stock Split, and the number of unreserved shares of Common Stock available for future issuance following the Reverse Stock Split, each in the event that the authorized share increase described in Proposal 2 is implemented. The information in the following table is based on * shares of Common Stock issued and outstanding as of April 10, 2015 and * shares reserved for future issuance as of April 10, 2015.

Proposed Ratio	Number of Common Shares Authorized	Approximate Number of Common Shares Outstanding	Approximate Number of Common Shares Reserved for Future Issuance	Approximate Number of Unreserved Common Shares Available for Future Issuance
1-for-2	100,000,000	*	*	*
1-for-3	66,666,667	*	*	*
1-for-4	50,000,000	*	*	*
1-for-5	40,000,000	*	*	*
1-for-6	33,333,333	*	*	*

As reflected in the tables above, the number of authorized shares of our Common Stock will be proportionately reduced by the Reverse Stock Split. Accordingly, the Reverse Stock Split will not have the effect of creating additional unissued and unreserved shares of our Common Stock. We have no current arrangements or understandings providing for the issuance of any authorized and unreserved shares of our Common Stock that will be available after implementation of the proposed Reverse Stock Split.

Although the Board expects that the reduction in outstanding shares of Common Stock will result in an increase in the per share price of the Company’s Common Stock, there is no assurance that such a result will occur. Similarly there is no assurance that if the per share price of the Company’s Common Stock increases as a result of the Reverse Stock Split, such increase in the per share price will be permanent, which will be dependent on several factors.

•
Should the per share price of our Common Stock decline after implementation of the Reverse Stock Split, the percentage decline may be greater than would occur in the absence of the Reverse Stock Split.

•
The anticipated resulting increase in per share price of the Company’s Common Stock due to the Reverse Stock Split is expected to encourage interest in the Company’s Common Stock and possibly promote greater liquidity for our stockholders. However, such liquidity could also be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

•
The Reverse Stock Split could be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. It is often the case that the reverse-split adjusted stock price and market capitalization of companies that effect a Reverse Stock Split decline.

•
One of the purposes for the proposed Reverse Stock Split is to meet the initial listing requirements of the Nasdaq Capital Market. However, there can be no assurance that the Reverse Stock Split alone will guarantee the listing of our Common Stock on the Nasdaq Capital Market. If our Common Stock does become listed on The NASDAQ Capital Market or other national securities exchange and we are unable to maintain compliance with the Minimum Bid Price Rule of the Nasdaq Capital Market and our Common Stock is delisted from the Nasdaq Capital Market, our liquidity and stock price may be negatively affected.

Treatment of Fractional Shares

No fractional shares of Common Stock will be issued as a result of the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive a fractional share Common Stock as a consequence of the Reverse Stock Split will, upon surrender to the exchange agent of the certificates representing such fractional shares, be entitled to receive cash in an amount equal to the product obtained by multiplying (i) the closing sale price of our Common Stock on the business day immediately preceding the effective date of the Reverse Stock Split as reported by FINRA (ii) the number of shares of our Common Stock held by the stockholder that would otherwise have been exchanged for the fractional share interest.

Exchange of Stock Certificates

The combination of, and reduction in, the number of shares of our outstanding Common Stock as a result of the Reverse Stock Split will occur automatically on the date that the amendment to our Certificate of Incorporation is filed with the Delaware Secretary of State (the “Effective Date”), without any action on the part of our stockholders and without regard to the date that stock certificates representing the outstanding shares of our Common Stock prior to the Effective Date are physically surrendered for new stock certificates.

As soon as practicable after the Effective Date, transmittal forms will be mailed to each holder of record of certificates for our Common Stock to be used in forwarding such certificates for surrender and exchange for certificates representing the number of shares of our Common Stock such stockholder is entitled to receive as a result of the Reverse Stock Split. Our transfer agent will act as exchange agent for purposes of implementing the exchange of the stock certificates. The transmittal forms will be accompanied by instructions specifying other details of the exchange. Upon receipt of the transmittal form, each stockholder should surrender the certificates representing our Common Stock prior to the Reverse Stock Split in accordance with the applicable instructions. Each holder who surrenders certificates will receive new certificates representing the whole number of shares of our Common Stock that he or she holds as a result of the Reverse Stock Split. New certificates will not be issued to a stockholder until the stockholder has surrendered his or her outstanding certificate(s) together with the properly completed and executed transmittal form to the exchange agent.

If your shares are held in an account at a brokerage firm or financial institution, which is commonly referred to as your shares being held in “street name,” then you are the beneficial owner of those shares and the brokerage firm or financial institution holding your account is considered to be the stockholder of record. We intend to treat stockholders holding Common Stock in street name in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding Common Stock in street name. However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold your shares with a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

Any stockholder whose certificate has been lost, destroyed or stolen will be entitled to a new certificate only after complying with the requirements that we and our transfer agent customarily apply in connection with replacing lost, stolen or destroyed certificates.

No service charges, brokerage commissions or transfer taxes shall be payable by any holder of any old certificate, except that if any new certificate is to be issued in a name other than that in which the old certificate(s) are registered, it will be a condition of such issuance that (i) the person requesting such issuance must pay to us any applicable transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable, (ii) the transfer complies with all applicable federal and state securities laws, and (iii) the surrendered certificate is properly endorsed and otherwise in proper form for transfer.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM OUR TRANSFER AGENT.

Accounting Consequences

The par value of our Common Stock will remain unchanged at $0.001 per share after the Reverse Stock Split. As a result, our stated capital, which consists of the par value per share of the Common Stock multiplied by the aggregate number of shares of the Common Stock issued and outstanding, will be reduced proportionately at the effective time of the Reverse Stock Split. Correspondingly, our additional paid-in capital, which consists of the difference between our stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of Common Stock, will be increased by a number equal to the decrease in stated capital. Further, net loss per share, book value per share, net income and other per share amounts will be increased as a result of the Reverse Stock Split because there will be fewer shares of Common Stock outstanding.

Potential Anti-Takeover Effect

Although in certain circumstances an increased proportion of unissued authorized shares to issued shares could have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company and another company), the proportionate decrease to the Company’s authorized Common Stock will not result in an increased proportion of unissued authorized shares for issuance and the proposed Reverse Stock Split is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of the Company, and it is not part of a plan by management to recommend a series of similar actions to the Board and stockholders. Other than seeking approval for the Board to amend the Certificate of Incorporation to effect the Reverse Stock Split, the Board currently does not contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to effect a change control of the Company.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to our proposed Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the implementation of the Reverse Stock Split, the Board of Directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, and the implementation of the proposed Reverse Stock Split will not cause the Company to go private.

Book-Entry Shares

If the Reverse Stock Split is effected, stockholders who hold uncertificated shares (i.e. shares held in book entry form and not represented by a physical certificate), whether as direct or beneficial owners, will have their holdings electronically adjusted by our transfer agent (and for beneficial owners by their brokers or banks that hold the shares in street name for their benefit, as the case may be) to give effect to the Reverse Stock Split.

Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our Common Stock. It addresses only U.S. stockholders who hold the pre-Reverse Stock Split Common Stock and post-Reverse Stock Split Common Stock as “capital assets” within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”). This discussion does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse Stock Split and does not account for or consider the federal income tax consequences to stockholders in light of their individual investment circumstances or to stockholders subject to special treatment under the federal income tax laws, including but not limited to:

•	banks, financial institutions, thrifts, mutual funds or trusts;

•	tax-exempt organizations;

•	insurance companies;

•	dealers in securities or foreign currency;

•	real estate investment trusts, personal holding companies, regulated investment companies, or passive foreign investment companies;

•	foreign or United States expatriate stockholders;

•	stockholders who are not “United States persons,” as defined in Section 7701 of the Internal Revenue Code;

•	controlled foreign corporations;

•	stockholders with a functional currency other than the U.S. dollar;

•	stockholders who hold the pre-Reverse Stock Split Common Stock as part of a straddle, hedge, constructive sale, conversion transaction, or other integrated investment;

•	stockholders who hold the pre-Reverse Stock Split Common Stock as “qualified small business stock” within the meaning of Section 1202 of the Internal Revenue Code;

•	common trusts;

•	traders, brokers, or dealers in securities who elect to apply a mark-to-market method of accounting;

•	partnerships or other pass-through entities or investors in such entities;

•	stockholders who are subject to the alternative minimum tax provisions of the Internal Revenue Code;

•	stockholders who acquired their pre-Reverse Stock Split Common Stock pursuant to the exercise of employee stock options, through a tax-qualified retirement plan, or otherwise as compensation; or

•	holders of warrants or stock options.

 In addition, this discussion does not address any tax considerations under state, local, gift, or foreign tax laws.

This summary is based upon the Internal Revenue Code, existing and proposed U.S. Treasury regulations promulgated thereunder, legislative history, judicial decisions, and current administrative rulings and practices, all as in effect on the date hereof and all of which are subject to differing interpretations. Any of these authorities could be repealed, overruled, or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences of the Reverse Stock Split to vary substantially from the consequences described herein. Further, no ruling from the Internal Revenue Service (the “IRS”) or opinion of legal or tax counsel will be obtained with respect to the matters discussed herein, and there is no assurance or guarantee that the IRS would agree with the conclusions set forth in this summary. This information is not intended as tax advice to any person and may not be relied upon to avoid penalties.

STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL, GIFT, OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS, AND ANY PENDING OR PROPOSED LEGISLATION OR AUTHORITY.

The Reverse Stock Split is intended to constitute a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Internal Revenue Code. Certain filings with the IRS must be made by the Company and certain “significant holders” of our Common Stock in order for the Reverse Stock Split to qualify as a recapitalization. The tax consequences discussed below assume that the Reverse Stock Split is treated as a recapitalization and that the Common Stock is held by each stockholder as a capital asset:

•
A stockholder generally will not recognize gain or loss as a result of the Reverse Stock Split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-Reverse Stock Split Common Stock. A stockholder who receives cash in lieu of a fractional share interest in the post-Reverse Stock Split Common Stock generally will recognize gain or loss equal to the difference, if any, between the cash received and the portion of the tax basis of the pre-Reverse Stock Split Common Stock allocated to the fractional share interest. Subject to the limitations above, such gain or loss will be long-term capital gain or loss if the pre-Reverse Stock Split Common Stock was held for more than one year by the stockholder at the time of the Reverse Stock Split. If a stockholder is an individual, such gain may also be subject to an additional 3.8% Medicare tax if such stockholder attains certain income thresholds.

•
A stockholder’s aggregate tax basis of the post-Reverse Stock Split Common Stock received in the Reverse Stock Split will generally be equal to the aggregate tax basis of the pre-Reverse Stock Split Common Stock exchanged therefore (excluding any portion of the stockholder's tax basis allocated to fractional share interests).

•	A stockholder’s holding period for the Common Stock held post-Reverse Stock Split will include the holding period of the pre-Reverse Stock Split Common Stock exchanged.

•	No gain or loss for federal income tax purposes will be recognized by the Company as a result of the Reverse Stock Split.

Information returns generally will be required to be filed with the IRS with respect to the receipt of cash in lieu of a fractional share of our Common Stock pursuant to the Reverse Stock Split. In addition, stockholders may be subject to backup withholding (at the current applicable rate of 28%) on the payment of such cash if they do not provide their taxpayer identification numbers in the manner required.  Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules generally may be refunded or allowed as a credit against the stockholder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS.

The foregoing discussion is intended only as a summary of certain U.S. federal income tax consequences of the Reverse Stock Split and does not purport to be a complete analysis or listing of all potential U.S. federal income tax consequences of the Reverse Stock Split.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE REVERSE STOCK SPLIT AMENDMENT, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 5:
ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act entitle the Company’s stockholders to vote to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in this Proxy Statement (including the compensation tables, and the narrative disclosures that accompany the compensation tables) pursuant to the SEC’s rules.

The Company’s executive compensation programs are designed to (1) motivate and retain executive officers, (2) reward the achievement the Company’s short-term and long-term performance goals, (3) establish an appropriate relationship between executive pay and short-term and long-term performance and (4) align executive officers’ interests with those of the Company’s stockholders. Under these programs, the Company’s executive officers are rewarded for the achievement of specific financial operating goals established by the Compensation Committee and the realization of increased stockholder value. Please read the section herein entitled “Executive Compensation” for additional details about the Company’s executive compensation programs, including information about the fiscal year 2014 compensation of the Company’s Named Executive Officers.

The Compensation Committee continually reviews the compensation programs for the Company’s executive officers to ensure they achieve the desired goals of aligning the Company’s executive compensation structure with the Company’s stockholders’ interests and current market practices.

The Company is asking its stockholders to indicate their support for the Company’s Named Executive Officer compensation as disclosed in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to express their views on the Company’s executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s Named Executive Officers described in this Proxy Statement and the accompanying Annual Report on Form 10-K for the fiscal year ended January 3, 2015. Accordingly, the Company will ask its stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to ChromaDex Corporation’s Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2015 Annual Meeting of Stockholders and the accompanying Annual Report on Form 10-K for the fiscal year ended January 3, 2015 pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Company’s Board of Directors. The Company’s Board of Directors and Compensation Committee value the opinions of the Company’s stockholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Proxy Statement, the Company will consider its concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NEOS, AS STATED IN THE ABOVE NON-BINDING RESOLUTION, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 6:
ADVISORY VOTE ON FREQUENCY OF SAY-ON-PAY VOTES

In addition to the advisory approval of the Company’s executive compensation program, the Company is also holding a non-binding advisory vote by stockholders on the frequency with which stockholders would have an opportunity to hold an advisory vote on the Company’s executive compensation program. The Company has included this proposal among the items to be considered at the Annual Meeting pursuant to the requirements of Section 14A of the Exchange Act. The Company is providing stockholders the option of selecting a frequency of one, two or three years, or abstaining. For the reasons described below, The Company recommends that the stockholders select a frequency of three years.

While the Company’s executive compensation program is designed to support long-term value creation, we believe a vote every three years will allow for the highest level of accountability and direct communication between the Company and its stockholders. The Company, therefore, recommends that its stockholders select “Every Three Years” when voting on the frequency of advisory votes on executive compensation. Although the advisory vote is non-binding, the Board of Directors will review the results of the vote and take them into account in making a determination concerning the frequency of future advisory votes on executive compensation.

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency of the advisory note on executive compensation that has been selected by stockholders. However, because this vote is advisory and not binding on the Board of Directors or the Company, the Board of Directors may decide that it is in the best interests of the stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by the stockholders.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE OPTION OF THREE YEARS AS YOUR PREFERENCE FOR THE FREQUENCY OF HOLDING FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 7:
ADJOURNMENT

At the Annual Meeting, we may ask our stockholders to vote on a proposal to adjourn the Annual Meeting if necessary or appropriate in the sole discretion of our Board of Directors, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting or any adjournment or postponement of the Annual Meeting to approve any of the other proposals.

If at the Annual Meeting the number of shares of our Voting Capital present or represented by proxy and voting in favor of a proposal is insufficient to approve such proposal, then our Board of Directors may hold a vote on each proposal that has garnered sufficient votes, if any, and then move to adjourn the Annual Meeting as to the remaining proposals in order to solicit additional proxies in favor of those remaining proposals.

Alternatively, even if there are sufficient shares of our Voting Capital present or represented by proxy voting in favor of all of the proposals, our Board of Directors may hold a vote on the adjournment proposal if, in its sole discretion, it determines that it is necessary or appropriate for any reason to adjourn the Annual Meeting to a later date and time. In that event, the Company will ask its stockholders to vote only upon the adjournment proposal and not any other proposal.

Any adjournment may be made without notice (if the adjournment is not for more than thirty days and a new record date is not fixed for the adjourned meeting), other than by an announcement made at the Annual Meeting of the time, date and place of the adjourned meeting.

Any adjournment of the Annual Meeting will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting as adjourned.

If we adjourn the Annual Meeting to a later date, we will transact the same business and, unless we must fix a new record date, only the stockholders who were eligible to vote at the original meeting will be permitted to vote at the adjourned meeting.

VOTE REQUIRED

The affirmative vote of a majority of the Voting Capital present at the Annual Meeting will be required for the approval of this Proposal 7.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ADJOURNMENT OF THE ANNUAL MEETING IF NECESSARY OR APPROPRIATE IN THE SOLE DISCRETION OF THE BOARD OF DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

OTHER BUSINESS

As of the date of this Proxy Statement, the management of the Company has no knowledge of any business that may be presented for consideration at the Annual Meeting, other than that described above. As to other business, if any, that may properly come before the Annual Meeting, or any adjournment thereof, it is intended that the Proxy hereby solicited will be voted in respect of such business in accordance with the judgment of the Proxy holders.

DOCUMENTS INCORPORATED BY REFERENCE

The SEC allows us to “incorporate by reference” information into this Proxy Statement.  This means that the Company can disclose important information to you by referring you to another document filed separately with the SEC.  The information incorporated by reference is considered to be a part of this Proxy Statement, except for any information that is superseded by information that is included directly in this Proxy Statement or in any other subsequently filed document that also is incorporated by reference herein.

This Proxy Statement incorporates by reference our Annual Report on Form 10-K for the fiscal year ended January 3, 2015 filed with the SEC on March 19, 2015.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Stephen Allen
Stephen Allen
Chairman of the Board

CHROMADEX CORPORATION
REVOCABLE PROXY SOLICITED BY THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of ChromaDex Corporation (the “Company”) hereby revokes all previously granted proxies and appoints each of Stephen Allen and Thomas C. Varvaro as their attorneys, agents and proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as the undersigned has designated, all the shares of Common Stock of the undersigned at the annual meeting of stockholders of the Company (the “Annual Meeting”) to be held at the offices of ChromaDex Corporation, 10005 Muirlands Boulevard, Suite G, Irvine, CA 92618, at 9:00 a.m., local time on June 4, 2015, and at any and all postponements or adjournments thereof.

1.	Election of Directors

☐ FOR ALL	☐ FOR ALL EXCEPT*[ ]	☐ WITHHOLD AUTHORITY FOR ALL

01	Frank L. Jaksch, Jr.	02	Stephen Block	03	Reid Dabney	04	Glenn L. Halpryn
05	Hugh Dunkerley	06	Stephen Allen	07	Jeff Baxter

NOTE: To withhold authority to vote for any individual, mark the FOR ALL EXCEPT box and enter the number next to the name(s) of the exceptions in the space provided. Unless authority to vote for all the foregoing individuals is withheld, this proxy will be deemed to confer authority to vote for every individual whose number is not so listed.

2.	Approval to provide for the Authorization of 200,000,000 Shares of Common Stock
☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Ratification of Marcum LLP As Independent Registered Public Accounting Firm For the Year Ending January 2, 2016

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.
Approval to Authorize the Amendment to the Company’s Certificate of Incorporation to Implement a Reverse Stock Split of its  Capital Stock, at a Ratio Within a Range of 1-for-2 to 1-for-6, at Any Time Prior to June 4, 2016

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.	Approval, on an Advisory Basis, of the Compensation of Our Named Executive Officers

☐ FOR	☐ AGAINST	☐ ABSTAIN

6.	Frequency of Holding an Advisory Vote on Executive Compensation.

☐ ONE YEAR	☐ TWO YEARS	☐ THREE YEARS	☐ ABSTAIN

7.
Approval of the Adjournment of the Annual Meeting If Necessary or Appropriate, Including to Solicit Additional Proxies in the Event that there are not Sufficient Votes at the Time of the Annual Meeting or Adjournment or Postponement Thereof to Approve Any of the Foregoing Proposals.

☐ FOR	☐ AGAINST	☐ ABSTAIN

   8.     In accordance with the discretion of the proxy as to all other business as may come before the meeting. If any other matter is presented, your proxies will vote in accordance with the recommendation of the Board of Directors, or, if no recommendation is given, in their own discretion. The Board of Directors at present knows of no other business to be presented at the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL OF THE PROPOSALS.

This Proxy revokes any proxy to vote such shares at the Annual Meeting heretofore given by the undersigned. Please sign and date below.

The undersigned hereby ratifies and confirms all that said attorneys and proxies, or any of them, or their substitutes, shall lawfully do or cause to be done because of this proxy, and hereby revokes any and all proxies the undersigned has given before to vote at the meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement which accompanies the notice.

DATED: __________, 2015	(Name)

(Signature)

(Signature, if held jointly)

Sign exactly as name(s) appear(s) on stock certificate(s). If stock is held jointly, each holder must sign. If signing is by attorney, executor, administrator, trustee or guardian, give full title as such. A corporation or partnership must sign by an authorized officer or general partner, respectively.

PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED TO ISLAND STOCK TRANSFER C/O ANNA KOTLOVA AT 15500 ROOSEVELT BLVD. STE 301, CLEARWATER, FL 33760.

You may also submit your proxy facsimile to (727) 289-0069 or electronically on the Internet by going to https://www.shareholderaccountingsoftware.com/TSPWEBORCL/island/pxsignon.asp.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 4, 2015. The proxy statement and annual report to security holders are available at http://investors.chromadex.com

Appendix A

Certificate of Amendment
of
Amended and Restated Certificate of Incorporation
of ChromaDex Corporation

Under Section 242 of the Delaware General Corporation Law, ChromaDex Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) hereby certifies as follows:

1.
Article IV of the Corporation’s Amended and Restated Certificate of Incorporation shall be amended by deleting the first paragraph of Article IV and adding in its entirety the following paragraph, that reads as follows, subject to compliance with applicable law:

The Corporation is authorized to issue one class of stock, which shall be designated as “Common Stock”. The total number of shares of Common Stock the Corporation is authorized to issue is Two Hundred Million (200,000,000) with a par value of $.001 per share.

The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware by the vote of a majority of each class of outstanding stock of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, I have signed this Certificate this ____ day of __________, 2015.

CHROMADEX CORPORATION
By:
Name:	Frank L. Jaksch, Jr.
Title:	Chief Executive Officer

A-1

Appendix B

Certificate of Amendment
of
Amended and Restated Certificate of Incorporation
of ChromaDex Corporation

Under Section 242 of the Delaware General Corporation Law, ChromaDex Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) hereby certifies as follows:

1.
Article IV of the Corporation’s Certificate of Incorporation shall be amended by adding in its entirety the following paragraph, that reads as follows, subject to compliance with applicable law:

“Upon the filing and effectiveness (the “Effective Time”) pursuant to the Delaware General Corporation Law of this amendment to the Corporation’s Amended and Restated Certificate of Incorporation, as amended, each [ ]* shares of Common Stock authorized and issued and outstanding immediately prior to the Effective Time, either issued and outstanding or held by the Corporation as treasury stock shall be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or the holder thereof (the “Reverse Stock Split”); provided that no fractional shares shall be issued to any holder and that instead of issuing such fractional shares, the Corporation shall round shares up to the nearest whole number. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the treatment of fractional shares as described above.”

* Whole number between two (2) and six (6) as determined by the Board of Directors in its sole discretion.

The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware by the vote of a majority of each class of outstanding stock of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, I have signed this Certificate this ____ day of __________, 2015.

CHROMADEX CORPORATION
By:
Name:	Frank L. Jaksch, Jr.
Title:	Chief Executive Officer

B-1